INTERCONNECTION AGREEMENT
between
TELKOM SA LIMITED
  and
   VODACOM GROUP (PROPRIETARY) LIMITED

17. Numbering Arrangements                                                                                                                              3.
18. Miscellaneous
19. Intellectual property rights
20. Operational liaison
21. Force  majeure
22. Limitations on breach
23. Equality
24. Commencement
25. Termination, duration and breach
26. Periodic review
27. Co-operation
28. Severability
29. Cession
30. Dispute resolution
31. Confidentiality
32. Value-Added Tax
33. MOU
34. Warranties by Telkom
35. Notices and domicilia
36. Whole agreement
37. Variation
38. Relaxation
39. Necessary approvals and consents

          1.
INTERCONNECTION AGREEMENT
1.  Parties
1. 1
                The Parties to this Agreement are -
1.1.1         Telkom SA Limited; and
1.1.2        Vodacom Group (Proprietary) Limited.
1.2           The Parties agree as set out below.
2.   Interpretation
2. 1    In this Agreement, unless inconsistent with or otherwise indicated by the context, the following words shall have the meanings ascribed to them below -
2.1.1
"Accounting Period"
a period of 1 calendar month,
terminating as close as is practicable to
23h59 on the last Business Day of each
calendar month, the first such
Accounting Period commencing, unless
otherwise agreed between the Parties in
writing, on 1 April 1994;
2.1.2
"Agreement"
the/this Agreement together with all
appendices, annexures and schedules
attached to it;
2.1.3
"Base Station"
a base station radio as defined within
the terms of the GSM recommendations;

and approved by the Postmaster  4.
General in response to such request;
2.1.13
Community "Service Call"                a Call originating on a Community
Service Telephone;
2.1.14
"Community  Service .
Telephone"                                      Terminal Equipment:
2.1.14.1
which is registered as such by
Vodacom in its own records;
2.1.14.2                                                                          which is made available to the
 general public for the provision of the
 Service, and to this end is freely
 accessible;
 2.1.14. 3
 which is located in an Under-Serviced
Area or in a Community Centre; and
2.1.14. 4
 the use of which is provided at tariffs
 which include a community service
 telephone tariff in terms of the
Licence;
2.1.15                               "Confidential Information"       all information, know-how, ideas,
 concepts, technology, manufacturing
 processes, industrial, marketing and
 commercial knowledge of a confidential
 nature (whether intangible or in tangible
 form) relating to or developed in
 connection with or in support of the
 business of Telkom or Vodacom, as the
case may be, including the terms and
conditions of this Agreement and any
matter concerned with or arising out of
this Agreement, excluding information

2.1.29
"Licensed Line'
a Telecomunications Line or any part   7.
thereof which Vodacom is authorised to
construct, maintain and use in terms of
the Licence;
2.1.30
"Link Charge"
any amount payable by Vodacom to
Telkom in terms of Part II of this
Agreement in consideration for the use
by Vodacom of a COFL;
2.1.31
"Manually Switched Call"
2.1.32
2.1.33
2.1.34
2.1.35
"Message"
"the MOU"
"MSC"
"MTN"
any Call which is established via
Telkom's National  Manual . Service
Centre or International Manual Service
Centre, as the case may be, these terms
being defined in 3. 3 of Appendix 2;
any sound, signal, sign or image sent,
or to be sent, for conveyance by means
of a Telecommunications Line;
the memorandum of understanding
between the Parties and MTN dated
10 December 1993 together with the
addendum thereto dated 13 January
1994;
a mobile switching centre within the
meaning of the GSM recommendations;
Mobile Telephone Networks (Proprie-
tary) Limited, a private company incor-
porated in the Republic of South Africa
with registration number 93/01436/07
and having its principal place of
business at Pin Mill Farm, Katherine
Street, Sandton;

2.1.36
"National Call'
2. 1.
  .    37
2.1.38
2.1.39
2.1.40
2.1.41
"Number"
"the Parties'
"PLMN"
a Call which originates from a    8.
telecommunications system located in
the Territory and terminates on a
telecommunications system located in
the Territory;
any alpha-numerical identifier of any
customer, Terminal Equipment or
component of the Service;
each of the Parties to this Agreement;
the public land mobile network to be
established and operated by Vodacom
in terms of the Licence;
"Point of Interconnection/                 the PSTN Switch at which and by means
POl"                                                 of which Messages from the
Telecommunications Network operated
by either Vodacom or Telkom, as the
case may be, are handed over and
 carried from the Telecommunications
Network of Vodacom or Telkom, as the
case  may be, to the
Telecommunications Network of the
other of Vodacom or Telkom;
"the Postmaster General"                  the Postmaster General of the Territory
as defined in the Post Office Act;
2.1.42
2.1.43
"Post Office Act"
"PSTN"
the Post Office Act, 44 of 1958, as
amended;
the public switched telephone network
operated by Telkom now and in the
future in the Territory;

2.1.44
2.1.45
"Rand or R"
"the Service"
the lawful currency of the Territory;  9.
a service consisting of -
2.1.45.1
the provision of any Licensed Line; or
2.1.45.2
the conveyance of any Message by
means of a Licensed Line or Leased
Line; or
2.1.45.3
the provision of any directory, voice
mail, GSM bearer, tele- and.
supplementary services, or
information service provided by those
means; or
2.1.45.4
2.1.46
"Service Provider"
the access to any emergency
Organisation by those means,
together with any billing, data
processing and other operation which is
necessary to provide, that Service by
Vodacom, whether or not Vodacom
charges a separate fee for it;
any person who is in the business of
providing the Service to an end-user of
such Service and who has a contract
with Vodacom for such purposes;
2.1.47
2.1.48
"Signing Date"
"Switch"
the date on which this Agreement is
signed by the Party signing last in time;
a point in the PSTN or PLMN, as the
case may be, at which Messages are
switched from one Telecommunications

Network to the other or capable of being  10.
switched;
2.1.49
"TBVC Calls"
Calls to and from the telecommuni-
cations systems operated, as at the
Signing Date, in the TBVC States or any
of them;
2.1.50
"TBVC States"
Transkei, Bophuthatswana, Venda and
Ciskei, as constituted on the Signing
Date;
2.1.51
"Telecommunications
Network"
the PLMN or the PSTN, or both of them,
as the context requires;
2.1.52
"Telecommunications Line"              bears the meaning ascribed to it in the
Post Office Act;
2.1.53
"Telkom"
Telkom SA Limited, a public company
duly incorporated in the Republic of
South Africa with registration number
91/05475/06 and with its registered
office at Telkom Towers North,
152 Proes Street, Pretoria;
2.1.54
"Terminal  Equipment"
a GSM terminal, including a Community
Service Telephone, connected via a
GSM radio link, which may be used by
an end-user to send and/or receive
Messages which are to be or have been
conveyed by means of the PLMN, all of
which are duly licensed by the
Postmaster General;

2.1.55
"Territory"
the geographical area of the Republic of  11.
South Africa, as constituted from time to
time;
2.1.55
"Third Party Line"
a Telecommunications Line not
operated by Telkom, MTN or Vodacom;
2.1.57
"Underserviced Area"
a city, town, township, shanty town,
location, village or human settlement or
any part thereof as prescribed by the
Postmaster General in writing from time
to time in terms of the Licence;
2.1.58
"Vodacom"
Vodacom Group (Proprietary) Limited, a
private company duly incorporated in
the Republic of South Africa with
registration number S3/03367/07 and
with its registered office at Pier Place,
Heerengracht Street, Foreshore, Cape
Town;
2.1.59
"Year"
a period of 12 calendar months, the first
such  period commencing on the
Commercial Date.
2.2
2.3
If any definition contains a substantive provision conferring rights or imposing obligations on a Party, effect shall be given to it as if it were, a substantive provision in the body of this Agreement, notwithstanding that it is only in the definition clause.
The clause headings in this Agreement have been inserted for convenience only and shall not be taken into account in its interpretation.
2.4
Words and expressions defined in any sub-clause shall, for the purposes of the clause of which that sub-clause forms part, bear the meaning assigned to such words and expressions in that sub-clause.

4.8
Telkom shall, at its own cost and expense, provide, maintain and be   14.
responsible in all respects, for whatever apparatus and equipment is necessary to ensure the conveyance of Calls between the PSTN and the initial Points of Interconnection indicated in Appendix 1 and any future
Points of Interconnection established pursuant to the provisions of 4. 13.
4.9
Vodacom undertakes to Telkom that it shall, at its own cost and expense, provide, maintain and be responsible in all respects for whatever apparatus and equipment, excluding Leased Lines, is necessary to procure the conveyance of Calls between the PLMN and the initial Points of Interconnection indicated in Appendix 1 and any future Points of
Interconnection established by the Parties, or either of them, pursuant to
4.13.
4.10
Each Party shall, by means of its own Telecommunications Network, convey Calls originating on its Telecommunications Network and destined for the other Party's Telecommunications Network to the Points of
Interconnection specified in Appendix 1 and any additional Points of
Interconnection established pursuant to the provisions of 4.13 and shall convey Calls originating on the other Party's Telecommunications
Network and destined for its own Telecommunications Network from such
Points of Interconnection to the telecommunications apparatus by means of which such Calls are to be received or to any other telecommunications equipment or facility which provides an automatic response if connection cannot be effected to such telecommunications apparatus. In addition,
Telkom shall also convey on the PSTN to or from such Points of
Interconnection, as the case may be:
4.10.1
Calls originating on the PLMN and destined for any Third Party Line;
or
4.10.2
Calls originating from any Third Party Line and destined for the PLMN;
or
4.10 3
Calls between the PLMN and any other public land mobile network if such Calls are routed to the PSTN by Vodacom or the operator of any such public land mobile network; provided that at least 10 days written notification shall be given by Vodacom to Telkom in respect of  15.
each additional Point of Interconnection established in accordance with the provisions of 4.13, should Vodacom require such facility to be available at such additional Point of Interconnection.
4.11
Should either Party wish to change the configuration at a Point of
Interconnection by changing the capacity available at such Point of
Interconnection or terminating the use thereof, it shall give to the other
Party notice in writing of such intention setting out in detail the proposals and reasons for the proposed change. Both Parties shall use their best endeavours to reach agreement in writing on the terms and conditions applicable to such change of capacity, or the augmentation of capacity at other existing Points of Interconnection, if required.
4.12
Upon receipt of a written order from Vodacom in accordance with the procedures set out in 8 and 9, Telkom shall provide, within the time periods and subject to the terms and conditions set out therein, additional capacity and circuits at the Points of Interconnection specified in
Appendix1 and any additional Points of Interconnection established pursuant to 4.13.
4.13
Should Vodacom wish to procure the establishment of Points of
Interconnection in addition to those provided for in Appendix1. Vodacom shall give Telkom at least 90 days notice in writing of its requirements in this regard, whereupon the Parties will promptly meet and use their best endeavours to reach agreement in writing on the terms and conditions upon which Telkom will provide such additional Points of Interconnection;
provided that Telkom will be obliged, at its own cost and expense, to make whatever modifications and adjustments to the PSTN as may be necessary to procure the Interconnection of the Telecommunications
Networks at any such additional Points of Interconnection.
4.14
Neither Party shall make nor permit to be made any alteration, adjustment or addition to:
4.14.1                     the Points of Interconnection specified in Appendix1: or

4.14.2                     any additional Points of Interconnection established pursuant to 4. 13;  16.
         or
4.14.3
         any element of its Telecommunications Network,
in such a way as adversely to affect or impair the operation of the
Telecommunications Network of the other Party or so as to otherwise adversely affect or impair the conveyance of Messages pursuant to the
 Interconnection of their respective Telecommunications Networks.
Without in any way limiting the generality of the aforegoing provisions of this clause 4.14, each Party undertakes to take whatever steps are reasonably necessary to minimise service failures and congestion and signalling disturbances which would affect the ability of the other Party to convey Calls across its Telecommunications Network.
4.15
If the Interconnection between the telecommunications Networks is interrupted for any reason whatsoever, the Party within whose
Telecommunications Network such interruption arose shall, at its own cost and expense, procure a restoration of Service as soon as is reasonably practicable, in accordance with the service levels specified in Appendix 1 and in accordance with the operation and maintenance procedures set out in Appendix 3.
4.16
Where a Party intends to modify its Telecommunications Network or any apparatus or equipment comprising such Telecommunications Network or any stored commands or protocol pertaining to such Telecommunications
 Network then, to the extent that such modification may reasonably be expected to have the effect of requiring the other Party:
4.16.1
to modify the Telecommunications Network operated by such other
Party; or
4.16.2
to replace or cease to produce or supply any item of
telecommunications equipment pertaining to Interconnection and produced or supplied by or to such other Party immediately prior to the intended modification,

5.1.1.4
the conveyance on the PSTN of Calls from the PLMN destined for  18.
any Third Party Line; or
 5.1.1.5                   the conveyance on the PSTN of Calls from any Third Party Line destined for the PLMN; or
 5.1.1.6                  the conveyance on the PSTN of calls from the PLMN destined for a public land mobile network pursuant to 4.10.3; or
 5.1.1.7                   the conveyance on the PSTN of Calls from a public land mobile network destined for the PLMN pursuant to 4.10.3,
as the case may be, the Parties shall pay to one another the
 Interconnect Fees provided for in this Clause 5.
 5.1.2             Interconnect Fees payable by the Parties to one another in respect of all Calls will be calculated in accordance with the provisions of this clause 5, on a per second basis, save for those Manually Switched
Calls referred to in 5.2.4 for which Interconnect Fees will be calculated on a per minute basis.
5.1.3                       The Parties agree that:
5.1.3.1                     no interconnect Fees shall be levied by any Party in respect of
 Calls made to:
5.1.3.1.1                              an invalid, defective or non-existent Number; and
5.1.3.1.2                               a called station which is already engaged;
5.1.3.2                      the measuring of:
 5.1.3.2.1                a Call's duration, excluding the duration of a Manually
Switched Call, shall commence when the tele-
communications equipment by which such Call is to be
received or the telecommunications equipment or any other
 facility which provides an automatic response if connection

cannot be ejected to such telecommunications equipment,   19.
generates an answer signal across the relevant Point of
Interconnection;
5.1.3.2.2                 the duration of a Manually Switched Call shall commence
 when the telecommunications operator connecting such Call
initiates such measurement on the relevant National or
International Manual Service Centre switchboard, as the case may be;
5.1.3.3
TBVC Calls will be deemed, for the purposes of this Agreement, to be National Calls; provide that if ,by 31 December 1994,
the amount that Telkom is obliged to pay to Vodacom pursuant to
5.2.2 in consideration for the conveyance on the PSTN to the
PLMN of TBVC Calls originating on a telecommunications system operated, as at the Signing Date, in any T3VC State, exceeds the amount payable to Telkom for the conveyance of such Calls then, if the Parties have failed to reach agreement in writing regarding the Interconnect Fees payable by the Parties to one another in respect of such Calls, as from 1 January 1995, no Interconnect
Fees shall be payable by Telkom to Vodacom in respect of such
Calls.
 5.2    National Calls
 5.2.1       National Calls originating on the PLMN
In consideration for the conveyance on the PSTN by Telkom of any
National Call, including any Manually Switched Call which is a
National Call, originating on the PLMN and conveyed on the PSTN,
Vodacom shall, unless otherwise provided for in this clause 5, pay to
Telkom, for each rate group specified in part A of Appendix 6 , an amount calculated in accordance with the following formula:
X =  A   xB
      60

Where         20.
X =  the amount in Rand to be paid to Telkom by Vodacom for
the rate group referred to in B in respect of a particular
Accounting Period; and
A =  the total duration in seconds of all Calls referred to in this clause 5. 2. 1 for such rate group in respect of such
Accounting Period; and
B =  the applicable per minute interconnect rate for a particular rate group as specified in part A of Appendix 6.
5.2.2              National Calls originating on the PSTN
In consideration for:
5.2.2.1            the conveyance on the PLMN of any National Call originating on the PSTN; and
5.2.2.2
the conveyance on the PSTN to the PLMN of any TBVC Call,
Telkom shall, unless otherwise provided for in this clause 5, pay to
Vodacom, for each rate group specified in Part A of Appendix 5. an amount calculated in accordance with the following formula:
Y =  A   x E
Where
Y =  the amount in Rand to be paid to Vodacom by Telkom for
the rate group referred to in B in respect of a particular
Accounting Period; and
A =  the total duration in seconds of all Calls referred to in this clause 5.2.2 for such rate group in respect of such
Accounting Period; and
 60

E      =     the greater of C - B or W - B      21.
 Where
 B =  the applicable per minute interconnect rate for a particular rate group as specified in Part A of Appendix 6: and
C =  the maximum applicable public rate charged during such
Accounting Period by Telkom to its customers for Calls
made to the PLMN from within the Territory, for the rate
 group referred to in B, expressed as a rate per minute, less any discounts granted by Telkom to any such customers for
 a period in excess of 1 calendar month and which applied
for at least 2 weeks during such Accounting Period; and
 W =  is the total weighted average of all rates published by
Vodacom for Calls made from the PLMN, (excluding
 Community Service Calls) during any particular rate group

referred to in 3 in terms of the Licence during each
 Accounting Period, calculated as follows:
 (i)     for each separate Tariff Plan operated by Vodacom, the weighted average rate charged by Vodacom per minute per Call for all distance bands operated by Vodacom will be calculated in
respect of such Tariff plan for each particular rate group as published by Vodacom; and
(ii)
utilising the weighted average for each separate Tariff Plan as calculated in i), the weighted average rate (i. e W) charged by
Vodacom per minute per Call for all Tariff Plans operated by
Vodacom will be calculated for each particular rate group, as published by MTN.
For the purposes of this 5.2.3, "Tariff' Plan" shall mean a set of tariffs applicable to a particular customer group, excluding Community
Service Calls.
5.2.3              Telkom Weighted Average
5.2.3.1           In view of the fact that Telkom's tariffs are Ministerially approved

with the effect that unbalanced tariffs are charged to cross    22.
subsidise residential low-calling rate customers, the Parties therefore agree that subject to the provisions of 5.2.3.6 below, and with effect from the Commercial Date, Vodacom undertakes to Telkom that its published rate lodged from time to time with the
Postmaster General for any National Call, excluding a Community
Service Call, originating on the PLMN (where the destination of such Call is more than a radial distance of 400 km from the point of origin of the Call) will not, between the hours of 07h00 and
18h00 from Mondays to Fridays, be less than the weighted
average of the published rates charged by Telkom per minute, in respect of Calls originating on the PSTN and terminating on the
PSTN more than a radial distance of 400km from the point of
origin of such Call. For the purposes of this clause 5.2.3, "point of origin" means the base station upon which a Call from the
PLMN originates.
5.2.3.2
The weighted average referred to in 5.2.3.1 shall be calculated by using the rates published by Telkom, weighted as to the duration of the telecommunications traffic in all distance bands for radial distances over 400 kms for Calls which originate on the PSTN and terminate on the PSTN.
5.2.3.3
For the purposes of this clause 5.2.3, the initial weighted average of Telkom's published rate will be calculated by the Parties and
MTN using:
5.2.3.3.1
the then currently applicable rates published by Telkom for
the Calls referred to in 5. 2. 3. 1; and
5.2.3.3.2
the average duration in minutes of such Calls made on the
PSTN for the preceding 12 months, using Telkom's most
recently available 12 month figures.
5.2.3.4
The weighted average used in 5.2.3.1 will only be recalculated once Telkom publishes rates which replace the published rates used in 5.2.3.3 despite the fact that the duration of Calls referred to in 5.2.3.3.2 may change from time to time. As soon as Telkom issues new published rates, the Parties and MTN shall forthwith calculate the new weighted average utilising the new

published rates and the most up to date 12 month average    23.
duration of Calls originating and terminating on the PSTN over radial distances of more than 400kms.
 5.2.3.5           Should there be any dispute between the Parties and MTN as to the weighted average calculated in 5.2.3.2 and 5.2.3.3 above, such dispute shall be referred for determination to an
independent statistician of at least 7 years standing (acting as an expert and not as an arbitrator) agreed to by the Parties and MTN or, failing agreement between the Parties and MTN within 7 days, by the President, at the time, of the South African Institute of
Statisticians whose determination shall be final and binding on the Parties.
 5.2.3.5
The whole of this clause 5 is subject to the suspensive condition that the Parties obtain a written exemption in terms of the
Maintenance and Promotion of Competition Act, 96 of 1979 ("the
Act") from the responsible Minister, via an application to this effect brought by the Postmaster General on behalf of the Parties, by no later than the Effective Date or such later date as may be agreed to between the Parties in writing, that the provisions of this Clause 5.2.3 do not infringe any provisions of the Act, or any ruling or regulation issued by the Competition Board in terms of that Act.
5.2.3.7
If at any time during the term of this Agreement the exemption (if any) granted by  the Competition Board pursuant to the
provisions of 5.2.3.6 above is revoked or ceases, for any reason whatsoever, to be of force and effect, the Parties undertake to meet with one another promptly with a view to amending the
provisions of the whole of clause 5 in writing; on the basis that the
Parties record that nothing contained in this clause 5.2.3.7 will be construed as precluding either Party from approaching the
Postmaster Genera! to make a determination concerning an
amendment to the provisions of the whole of this clause 5 upon the happening of the event contemplated in this clause 5.2.3.7.

5.2.4
National Manually Switched Calls originating on PSTN    24.
In consideration for the conveyance on the PLMN of any National Call which is a Manually Switched Call originating on the PSTN, Telkom shall pay to Vodacom, for each rate group specified in Part A of
Appendix 6 an amount calculated in accordance with the following formula:
Z =  DxE
Where:
Z =  the amount in Rand to be paid to Vodacom by Telkom for
such rate group in respect of a particular Accounting Period;
and
D =  the total duration in minutes of all Calls referred to in this clause 5.2.4 for such rate group in respect of such
Accounting Period; and
E =  has the meaning ascribed to it in the formula contained in
5.2.5             Discounts
5.2.5.1
Telkom hereby grants to Vodacom the following discounts on the amounts payable by Vodacom
National Calls referred to in 5.2.1:
 to Telkom in respect of the
5.2.5.1.1
for National Calls (excluding Community Service Calls) a
discount determined in accordance with part B of
Appendix 6: and
5.2.5.1.2                                                  for Community Service Calls, a discount of 25%.
5.2.5.2
The applicable discount rate contemplated in 5.2.5.1.1 shall be determined by reference to the total annual amount payable by
 5.2.2

Vodacom to Telkom in any 12 month period during the term of    25.
this Agreement in respect of all National, International, TBVC, and
Community Service Calls, notwithstanding the fact that such
discount is only granted by Telkom on the amounts payable by
Vodacom in respect of the National Calls referred to in 5.2.1, ie.
 Calls which originate on the PLMN and are conveyed on the
PSTN.
 5.2.5.3          The amount of the discount to be granted to Vodacom by Telkom in terms of 5.2.5.1.1 shall be calculated by the Parties and granted by Telkom to Vodacom on the following basis -
5.2.5.3.1                 in respect of the 6 month period immediately following the
Commercial Date, Vodacom shall pay to Telkom the full
amount provided for in 5.2.1, in consideration for
conveyance of the Calls provided for therein, as if no
discount were applicable; and
5.2.5.3.2                 in respect of the 6 month period immediately following the period contemplated in 5.2.5.3.1
5.2.5.3.2.1
Vodacom shall on or before the last Business Day of the
period referred to in 5.2.5.3.1 furnish Telkom with a
written estimate (which estimate shall be supported by
the written report of an independent actuary) of the total
amount in Rand which Vodacom expects to pay to
Telkom in consideration for the conveyance by Telkom
on the PSTN of National, International, T3VC and
Community Service Calls during the 6 month period
contemplated in 5.2.5.3.1 and the 6 month period
referred to in this clause 5.2.5.3.2. It is recorded that the estimate referred to in this clause 5.2.5.3.1 is based on
the total number of such Calls actually made in the
period referred to in 5.2.5.3.1 and on the total number of
such Calls which Vodacom expects will be made in the
period contemplated In this clause 5.2.5.3.2; and

5.2.5.3.2.2                   Telkom shall grant to Vodacom the discount referred to
      26.
in 5.2.5.1 calculated on the basis of the written estimate
and actuarial report referred to in 5.2.5.3.2.1;
5.2.5.3.3                in any subsequent 12 month period during the term of this
Agreement, Vodacom shall, prior to the commencement
thereof, furnish Telkom with a written estimate, supported by the actuarial report of an independent actuary as provided for in 5.2.5.3.2.1 of the total amount in Rand which Vodacom
expects to pay to Telkom during such 12 month period in

consideration for the conveyance on the PSTN by Telkom of
all National, International, TBVC and Community Service
Calls based on the total number of such Calls actually made
in the previous period of 12 months and on the total number
of such Calls which it expects to be made in the 12 month
period to which the estimate relates. The Parties agree that the discount granted to Vodacom by Telkom in terms of
5.2.5.1 will be calculated on the basis of such written
estimate and actuarial report throughout the 12 month
period for which such estimate is made.
5.2.5.4           Within
45 days of the end of the 6 month period contemplated in
5.2.5.3.1 and within 45 days of the end of each of the successive
12 month periods contemplated in 5.2.5.3.2. during the term of this Agreement, Vodacom shall calculate the actual number of
National, International, TBVC and Community Service Calls made in such immediately preceding period, and the true discount to which it is actually entitled in terms of Part B of Appendix 6 pursuant to such calculation. If the actual discount as calculated is less than the estimated discount for any such period, Vodacom shall forthwith repay to Telkom the difference between the actual and the estimated discount If the actual discount, as calculated, is greater than the estimated discount for any such period,
Telkom shall forthwith pay to Vodacom the difference between the actual and the estimated discount.
5.2.5         The Parties agree that:

5.2.6.1
the actuary referred to in 5.2.5.3.2.1 and 5.2.5.3.3 shall be an   27.
independent actuary nominated by Telkom in respect of whose
identity Vodacom has consented; such consent not to be
 unreasonably withheld; and
 5.2.5.2                   Vodacom will bear the costs of acquiring the actuarial reports contemplated in 5.2.5.3.2.1 and 5.2.5.3.3.
 5.2.7              The Parties agree that once Vodacom has reached the maximum discount rate referred to in Part B of Appendix 6. the written estimates referred to in
 5.2.5.3.2.1 and 5.2.5.3.3 need not be supported by an actuarial report unless Telkom deems it necessary.
5.3               International Calls
5.3.1
International Calls originating on the PLMN
In consideration for the conveyance on the PSTN by Telkom of any
International Call, including any Manually Switched Call which is an
International Call, originating on the PLMN, Vodacom shall pay to
Telkom, for each international destination and rate group, an amount calculated in accordance with the following_formula
W =  F   x G
60
Where
W =  the amount in Rand to be paid to Telkom by Vodacom for a particular international destination and rate group in respect of a particular Accounting Period; and
F =  the total duration in seconds of all Calls referred to in this clause 5.3.1 and made to such international destination
during such rate group in respect of such Accounting Period;
and
G =  the applicable per minute interconnect rate determined in accordance with the formula set out in Part C of Appendix 6.

5.4.1.3
so called "Toll-Free 080 Calls", originating on the PLMN and   29.
destined for the PSTN.
5.4.2              For all purposes under this Agreement:
5.4.2.1                             Calls made by any Customer of Vodacom to Numbers beginning with the Number 061 or the Number 063 will be deemed to be
 National Calls;
 5.4.2.2                            Collect Calls will be deemed to have originated from the called party; provided that nothing contained in this Agreement shall be construed as obliging either Parry to offer a Collect Call facility to its customers; and provided further that no Party shall be entitled to levy any Interconnect Fees for a Collect Call which is not accepted by the called party; and
 5.4.2.3                              nothing contained in this Agreement shall be construed as
 obliging either Party to offer a Manually Switched Call Service to its customers.
5.4.3
Within a maximum of 30 days of being requested to do so in writing by Vodacom at any time during the term of this Agreement, Telkom undertakes to provide Vodacom with on-line access to its directory information database solely to facilitate the provision by Vodacom to
Customers of Vodacom of Vodacom's own national directory enquiry service, in which event:
5.4.3.1
Vodacom shall pay to Telkom the prescribed public charges
applicable to the establishment and use by Vodacom of a Telkom
X.25 link; and
5.4.3.2
Vodacom shall pay to Telkom an amount of P.5 000 per calendar month during the period 1 April 1994 to 31 March 1995 and
R10 000 per calendar month thereafter, for as long as Vodacom enjoys access to such database, subject to the review
procedures contemplated in 26,

within 30 days of receipt or deemed receipt of a tax invoice from  30.
Telkom in the relevant amount; provided that Vodacom shall be.
entitled to charge Telkom an' amount agreed to with Telkom, should
Telkom wish to acquire on-line access to Vodacom's own directory database.
5.5                          Payment and Calculation
5.5.1
       Telkom
 shall, throughout the term of this Agreement, keep Vodacom
informed in writing of any changes which it makes to its international and national tariffs to the extent that such changes are relevant to this
Agreement.
5.5.2
All Interconnect Fees owing by one Party to the other in terms of this
Agreement shall be paid in accordance with the provisions of clause 6.
5.5.3                         For the sake of clarity:
5.5.3.1
Telkom shall not be entitled to receive any amount whatsoever from Vodacom in respect of any Calls not conveyed on the PSTN to or from the PLMN; and.
5.5.3.2
Vodacom shall not be entitled to receive any amount whatsoever from Telkom in respect of Calls conveyed to the PLMN on the
PSTN where such. Calls originate on the telecommunications
systems operated by MTN; and
5.5.3.3
any discounts granted by Telkom to its customers for a period of less than 4 weeks are excluded from the ambit of 5.5.1.
5.6                            Review of Interconnect Fees
5.6.1
The rates payable by Vodacom to Telkom in terms of 5.2.1 for each
National Call, including any Manually Switched Call, originating on the
PLMN and conveyed on the PSTN and the amount payable by
Telkom to Vodacom, pursuant to 5.2.2, in respect of National Calls originating on the PSTN and destined for the PLMN, shall be fixed for

a period of 35 months with effect from the Signing Date; provided   31.
that should the average annual increase in the Consumer Price Index, all items, as published by Central Statistical Services from time to time, for the 12 month period ending on the first anniversary of the
Signing Date be in excess of 10% (ten per centum), the Parties undertake, to meet with one another at mutually convenient times and venues and negotiate with one another in good faith with a view to
g the charges payable by Vodacom to Telkom pursuant
to 5.2.1 for National Calls originating on the PLMN and conveyed on
t payable by Telkom, pursuant to 5.2.2, for
National Calls originating on the PSTN and destined for the PLMN in respect of the Accounting Periods following the conclusion of such negotiations, on the basis that:
5.6.1.1
no retrospective, adjustment of any amount payable or paid by
Vodacom to Telkom in terms of 5.2.1 or payable or paid by
Telkom to Vodacom pursuant to 5.2.2 will take place;
5.6.1.2
the rates provided for in 5.2.1 and/or 5.2.2. as the case may be, will remain unchanged pending any determination in this regard by the Postmaster General the Parties fail for whatever reason, within 90 days of the first anniversary of the Signing Date, to reach agreement in writing regarding the date upon which such changes will become effective, or the changes to such amounts or either of such amounts;
5.6.1.3
should the Consumer Price Index, all items, referred to in this clause 5.6 cease to be published, the Parties shall endeavour to agree, on the substitution, in place of the Consumer Price Index, all items, of. a substantially similar index. Should the Parties be unable to reach agreement, the matter shall be referred to an independent actuary of at least 15 years standing, on whose
identity the Parties have agreed or, in the absence of such
agreement within 10 Business Days of a written request from
either Party to agree on the identity of an independent actuary, by an actuary appointed by the President for the time being of the.

Actuarial Society of South Africa and such actuary's     32.
determination, acting as an expert and not as an arbitrator, of:
5.6.1.3.1
what index should be substituted for the Consumer Price
Index, all items, for such period will be final and binding on the Parties; or
5.6.1.3.2
what the Consumer Price Index, all items, would have been
if, in the opinion of such actuary, no other available index is substantially similar to the Consumer Price Index, all items;
and
the cost of such actuary will be shared equally between the
Parties.
5.6.2
The formula used in Part C of Appendix 6 to determine the amount per minute payable by Vodacom to Telkom pursuant to 5.3.1 for
International Calls originating oh the PLMN will remain fixed for a period of 35 months as of the Signing Date.
5.6.3
The amount per minute, quoted in Part D of Appendix 6 and payable by Telkom to Vodacom, pursuant to 5.3.2. for International Calls destined for the PLMN and conveyed on the PSTN, will remain fixed for a period of 36 months as of the Signing Date.
5.6.4
Changes to the rates payable by Vodacom to Telkom in respect of
Community Service Calls, shall be subject to a separate negotiation process and subject to the ability of the Parties to reach agreement in this regard in writing, failing which such rates will remain unchanged.
5.6.5
The Parties agree to negotiate with one another, in good faith, with a view to finalising a joint community services strategy as soon as reasonably practicable after the Effective Date, on the basis that
Interconnect Fees payable by Telkom in consideration for Calls conveyed from the PSTN to Community Service Telephones will also be negotiated as an integral part of such strategy.

deliver a notice in writing to the invoicing Party containing details of such   34.
dispute and:
5.7.1
within 2 Business Days of receipt or deemed receipt of such notice, the invoicing Party undertakes to furnish such other Party with whatever documents and material may reasonably be required by such other Party to verify the amount reflected as being payable by it in the relevant tax invoice; and
5.7.2
the Parties will then promptly meet and consult with one another in order to try to resolve the dispute. Failing resolution of the dispute within 7 Business Days following receipt or deemed receipt of the notice referred to in this clause 5.7, the dispute may be referred by the
Party disputing such tax invoice for investigation and determination by a firm of auditors agreed to between the Parties or, failing agreement, by a firm of auditors nominated by the President, for the time being, of the South African Institute of Chartered Accountants. Such auditors will, in their determination of the dispute act as experts and not as arbitrators and their decision, shall be final and binding on the Parties.
The Parties shall co-operate in any such investigation and any sum found to be due or overpaid shall promptly be paid or refunded
(together with any interest payable or paid as the case may be, pursuant to 6.5), within 30 days of the date of such determination.
The independent auditor's costs shall be paid by the Party disputing the tax invoice in question unless such tax invoice is established to have been incorrect in which case the invoicing Party shall pay such costs.
6.8
Notwithstanding the provisions  of  6.7 :
6.8.1
if an amount in dispute represents less than 5% of the total amount
(excluding VAT) of the tax invoice in question, the invoiced amount shall nonetheless be deemed to be payable in full by the invoiced
Party;
6.8.2
if the amount in dispute represents 5% or more of the total amount
(excluding VAT) of the tax invoice in question, such amount shall be deemed not to be payable pending determination by the auditors  35.
pursuant to 6.7.
6.9
Each Party shall maintain, keep and retain, in an easily accessible form, for a period of 5 years from the submission by it to the other Party of any tax invoice, accurate books. of account and information contained in or on magnetic discs, tapes, documents or such other records, as may reasonably be required to enable such other Party to calculate or verify any amount payable by it in respect of such tax invoice.
6.10
Each Party shall from time to time permit the other Party during normal business hours at reasonable times, and. accompanied by an authorised representative of the first mentioned Party, upon at least 30 days written notice, to inspect the billing and. accounting apparatus and equipment owned or controlled by such Party to the extent reasonably necessary to satisfy itself that such Party is not in breach of any of its obligations in terms of this clause 6; provided that:

 6.10.1           any such inspection shall be conducted in such a way as to cause a minimum of inconvenience to the activities of the Party being inspected and not to interfere with the provision of services to customers of such Party;
 6.10.2            the Party whose apparatus or equipment is being inspected shall take whatever steps are reasonably necessary to facilitate the conduct by the other Party of a thorough and speedy investigation.
6.11
Notwithstanding any dispute between the Parties as to any payment, the
Parties shall, throughout the term of this Agreement, remain obliged to observe and perform their respective obligations in terms of this
Agreement.
6.12
It is recorded that the failure of a Party to collect any amount owing to it by its customers or any of its customers for any reason whatsoever, will in no way affect or undermine such Party's payment obligations to the other
 Party in terms of this Agreement.

 PART  I I : FIXED LINKS        36.
7.
Exclusivity
7.1
Telkom shall have the right to provide Vodacom with all fixed Links required by Vodacom to construct, maintain and use its PLMN and to interconnect its PLMN with the PSTN in accordance with this Part II of the
Agreement, unless Telkom is unwilling or unable to do so.
7.2
WhereTelkom does provide Fixed Links to Vodacom pursuant to this Part
II of the Agreement, then the Link Charges payable by Vodacom to
Telkom in respect thereof will be as provided for in 10 and such Fixed
Links shall then be referred to as COFLs.
8.  Quotation procedure
8.1                  Any request for a Fixed Link by Vodacom shall be made in writing to
Telkom at an address or telefax number and directed to the person nominated in writing by Telkom from time to time during the term of this
Agreement and shall contain at least the following information:
8.1.1                      the number of fixed Links required;
 8.1.2                     the detailed physical addresses of the points between which each
Fixed Link is required; such addresses to include the street and stand numbers and longitude and latitude co-ordinates of such points;
8.1.3                      the dates on which the Fixed Links are required;
8.1.4                      the required capacity of such Fixed Links.
8.2                  Each request contemplated in 8.1 shall be signed by a duly authorised signatory of Vodacom and shall reflect the date on which it is submitted to
Telkom and shall either be hand delivered or telefaxed to the person nominated by Telkom in terms of 8.1.

9.2.2                      between 31 and 50 days late, be 50%;     39.
9.2.3
more than 50 days late, be 75%,
of the total annual rental payable by Vodacom in respect of the Fixed Link in question for the relevant year, which amount will be determined with reference to Appendix 7.
9.3
Should Telkom be unable to provide a particular Fixed Link of the capacity and/or within the time required by Vodacom in terms of 8.1, it shall specify in its response referred to in 8.3, the capacity of Fixed Link which it will in fact be able to provide and/or the date on which it will be able to provide a
Fixed Link of the required capacity.
9.4
Notwithstanding 9.2, should Telkom fail to provide any Fixed Links ordered by Vodacom before the required date(s), or should Telkom indicate in its response referred to in 8.3 that it is unwilling or unable to provide any such Fixed Links within the time required by Vodacom pursuant to 8.1.3, Vodacom shall be entitled to suspend its order or request, as the case maybe to Telkom for the provision of such Fixed
Links and. to apply to the Postmaster General for permission to procure them otherwise than from Telkom.
9.5                 Vodacom records its understanding that the Postmaster General may act on the basis set out in this-clause 9.5 where it is alleged by Vodacom that
Telkom has failed to respond in terms of 8.3 or that Telkom's inability to provide any fixed Link of the required capacity is unreasonable, or that
Telkom has failed or is unable to provide any fixed Links on or before the required dates:
9.5.1
Vodacom will lodge a written complaint with the Postmaster General setting out fully the grounds for its complaint and the facts upon which such complaint is based, together with copies of its written request and Telkom's written response (if any);

9.5.2
Vodacom will simultaneously furnish a copy of such written complaint  40.
to Telkom at the office of the person nominated by Telkom in terms of
8.1, together with all supporting documents in its possession;
9.5.3
within 5 Business Days of the receipt or deemed receipt of the written complaint, Telkom will have the opportunity to state its case in writing to the Postmaster General and undertakes to furnish a copy thereof to
Vodacom;
9.5.4
the Postmaster General will be entitled to request and the Parties undertake to furnish such further information as he may require;
9.5.5
the Postmaster General, will duly consider the reasonableness of the complaint and Telkom's explanation thereof and, having done so, will have the authority to
9.5.5.1                                       dismiss the complaint; or
9.5.5.2                                       authorise Vodacom to procure, construct, maintain and use its
9.5.5.3
make such other directions as he may by statute be entitled to make to ensure that the Fixed Links required by Vodacom are
obtained by Vodacom.
9.6
Telkom and Vodacom agree that the Postmaster General's decision shall be final and binding on them.
10.           Prices and pricing structure
10.1
In consideration for the provision, in accordance with the terms of this
Part II of this Agreement, of any COFLs by Telkom to Vodacom,
Vodacom shall, subject to the remaining provisions of this Clause 10, pay to Telkom Link Charges per COFL in the amounts set out in Appendix 7.
10.2
Notwithstanding the provisions of 9.2, Telkom hereby grants to Vodacom discounts on all Link Charges referred to in 10. 1 in the proportions set out in Appendix 7. Such discounts are based on the amounts payable by  41.
Vodacom to Telkom for the Link Charges set out in Appendix 7.
10.3               Notwithstanding anything to the contrary contained in this Agreement, all charges payable in terms of this clause 10 (less any applicable discounts)
in consideration for the provision by Telkom of the COFLs contemplated in
4.2, which COFLs are configured as:
10.3.1                    both way COFLs, shall be split between Telkom and Vodacom
respectively on a 25: 75 basis on the basis that the 25: 75 split provided for in this clause 10.3.1 is based on an assumption that 25%
of all telecommunications traffic (measured in minutes) between the
PSTN and the PLMN will flow from the PSTN to the PLMN and 75% of all such traffic will flow from the PLMN to the PSTN. Accordingly, if the volume of telecommunications traffic actually flowing between the
PSTN and the PLMN differs from such estimate in the positive or the negative by more than 5% in any Year during the term of this
Agreement, the Parties undertake to meet with one another and negotiate with one another in good faith with a view to varying in writing the ratio according to which such charges are to be split between them; and
10.3.2
outgoing COFLs from an MSC to a Telkom Switch, shall be for the account of Vodacom;
10.3.3
outgoing COFLs from the Telkom Switch to an MSC, shall be for the account of Telkom.
10.4
Telkom shall provide Vodacom with tax invoices (after having deducted any relevant discounts provided for in this Agreement) in respect of all Link
Charges due by Vodacom to Telkom for COFLs on the following basis -
10.4.1
for any installation charge as set out in Appendix 7. monthly in arrears within 10 Business Days of the end of the Accounting Period to which such invoice relates; and

 10.4.2                  for any other charges as set out in Appendix 7. monthly in advance,  42.
on or before the 10th Business Day of the Accounting Period to which such invoice relates.
10.5
All amounts reflected in the tax invoices from Telkom to Vodacom for Link
Charges in respect of COFLs procured from Telkom shall- be payable by
Vodacom within 30 days of receipt or deemed receipt of a tax invoice in the relevant amount by Vodacom.
10.5
The provisions of 6.6.6.7, 6.8, 6.9,6.10 and 6.11 shall apply, mutatis mutandis, to the payment of and in relation to Link Charges.
11.
Cancellation of orders prior to the provision of
service and duration of Fixed Links
11.1
Notwithstanding anything to the contrary contained in this Agreement,
Vodacom shall be entitled to cancel an order prior to the actual provision of a particular Fixed Link by Telkom. Any such cancellation shall be by way of notice sent in writing by Vodacom to the person referred to in 8.1, and shall be effective on receipt or deemed receipt of such notice.
11.2
Upon such cancellation, Telkom shall be entitled to charge Vodacom such costs and expenses as have been reasonably, necessarily and actually incurred by Telkom up to the date of receipt of such notice of cancellation.
11.3              Save for the provisions of 11.2, Vodacom shall have no other liability to
Telkom whatsoever for the cancellation of any such order.
11. 4              Notwithstanding anything else contained in this Agreement, if Vodacom procures a COFL from Telkom as a temporary service and pays the applicable temporary service rate as set out in Appendix 7 and if such
 COFL is not transferred or moved from its original location to any other location for a period of 12 months from the date on which it is procured, the service rendered by Telkom in relation to such COFL shall, for the purposes of Appendix 7. be deemed to be a permanent service and
Telkom shall refund to Vodacom, any amounts paid by Vodacom to
 Telkom in relation to such COFL under the heading in Appendix 7 of

43.
temporary services, ie Telkom shall refund all amounts paid by Vodacom which are in excess of the amounts that would have been payable by
Vodacom under the heading of permanent services in Appendix 7 in respect of such COFL
11.5
The Parties shall negotiate with one another in good faith with a view to reaching agreement between them in writing as soon as reasonably practicable after the Signing Date on:
11.5.1
the amounts to be paid by Vodacom to Telkom in consideration for the transfer and relocation by Telkom, at Vodacom's instance and request, of COFLs; and
11.5.2
possible discounts to be granted to Vodacom by Telkom in respect of any extended contract period for COFLs.
11.6
The Parties undertake to use their best endeavours to enter into separate service level agreements in writing relating to Vodacom's use of COFLs as soon as reasonably practicable after the Effective Date.
Part III:     General
12.  Protection of the PSTN
12.1
Vodacom undertakes not to do or permit to be done or omit or permit the omission of anything in relation to its PLMN which may reasonably be expected to:
12.1.1                   cause any damage to the PSTN; or
12.1.2
materially interfere, in any way whatsoever, with the proper and normal operation of the PSTN.
12.2
Vodacom will, as soon as is reasonably practicable after receipt or deemed receipt of a written request to this effect from Telkom, provide
Telkom with whatever information and assistance is reasonably necessary to enable Telkom to satisfy itself as to Vodacom's compliance with its

Interconnection; provided that Telkom shall, notwithstanding anything to  45.
the contrary contained in this Agreement, be and remain responsible throughout the term of this Agreement for the safe operation of all COFLs comprised in the PLMN.
Telkom indemnifies Vodacom, all of Vodacom's subsidiaries and any directors or employees of Vodacom or any of Vodacom's subsidiaries against any loss or harm whatsoever caused by Telkom, its directors, employees and/or subcontractors, to Vodacom, its directors, employees or agents, and any third party, pursuant to the fulfilment of Telkom's obligations to Vodacom in terms of clause 14.1.
14.3
Vodacom indemnifies Telkom, all of Telkom's. subsidiaries and any directors or employees of any of Telkom's subsidiaries, against any loss or harm whatsoever caused by Vodacom, its directors, employees and/or subcontractors, to Telkom, its directors, employees or agents, and any third party, pursuant to the fulfilment of Vodacom's obligations to Telkom in terms of clause 14.1.
15.
Fault Reporting and Resolution
Telkom shall provide to Vodacom and Vodacom shall provide to Telkom the operations and maintenance services set out more fully in Appendices 3 and 5 for the purpose of enabling Telkom or Vodacom, as the case may be , to report any fault in, breakdown of or problem in respect of the Telecommunications
Network operated by Vodacom or Telkom. (as the case may be); provided that such fault, breakdown or problem pertains to the Interconnection or a COFL, as soon as such fault, breakdown or problem occurs and Telkom and Vodacom shall, on receipt or deemed receipt of any such report, each follow the fault report procedures set out in Appendices 3 and 5.
16.
Testing
The Parties undertake to co-operate fully with one another in the development of mutually acceptable procedures for the testing and clearance of faults occurring between their respective Telecommunications Networks or otherwise  affecting ,

the Interconnection of their respective Telecommunications Networks, the  46.
present procedures being set out in Appendices 3 and 5.
17.
Numbering arrangements
Telkom shall allocate the access code 082 to Vodacom; provided that the allocation of Numbers by Vodacom to its Customers within the allocated access blocks is totally under Vodacom's discretion and control.
18.           Miscellaneous
18.1
The Parties undertake to use their best endeavours to reach agreement between them in writing, as soon as reasonably practicable after the
Effective Date, on the question of:
18.1.1
roaming by Customers of Vodacom on telecommunications systems operated and located outside the Territory; and
18.1.2
roaming on the PLMN by customers of operators of
telecommunications systems located outside the Territory.
18.2
If either Party wishes to introduce new service to which customer of the other Party may enjoy access through Interconnection, it will notify such other Party in writing of its intention to do so, and will, in such notice, outline information on all technical, numbering, routing, timing, billing,
Interconnection and commercial issues relevant to such new service. If such other Party wishes to acquire access to the new service, the Parties will promptly meet and use their best endeavours to reach agreement on terms and conditions governing such other Party's access to the new service.
18.3
For the purposes of 18.2 above, new service in relation to either Party excludes any telecommunications service contemplated in 2.1.45 or in this
Agreement or available to the customers of such Party through or by means of such Party's Telecommunications Network, at the Signing Date.

 18.4               If a Party wishes the other Party to bar access by the first mentioned   47.
Party's customers to any telecommunications service offered by the other
Party at any time during the term of this Agreement, the Parties undertake to meet promptly with a view to reaching agreement in writing on whether or not such customers should be barred access to such service.
19.
intellectual property rights
19.1
Nothing contained in this Agreement shall be construed to confer or be deemed to confer on either Party any rights or licences in the intellectual property of the other Party.
19.2              For the purposes of this clause 19 "Intellectual Property" means whatever trademarks, (whether registered or not) inventions, patents (both registered and unregistered), copyrights, registered and unregistered designs, know-how and other intellectual property vesting in a Party by the operation of law.
20.         Operational liaison
20.1              The Parties shall consult: together regarding the operation and implementation of this Agreement and shall use their best endeavours to resolve any problems arising from such consultation or otherwise encountered in relation to this Agreement.
20.2
Without prejudice to the provisions of clause 20.1, the Parties shall each, within 30 days of the Signing Date appoint a representative and notify the other Party in writing of the identity of such appointee. Such representative shall, together with the representative of the other Party, be responsible for overseeing the day-to-day practical implementation of this Agreement including, without limitation, the following matters:
20.2.1.1                        numbering;
20.2.1.2                        physical and electrical interface(s);
20.2.1.3                        provisioning (including commissioning);
20.2.1.4                        transmission;
20.2.1.5                        synchronisation;

20.2.1.5                          signalling;       48.
20.2.1.7                          maintenance;
20.2.1.3                          call accounting;
20.2.1.9                          augmentation of capacity;
20.2.1.10                         prevention of fraud;
 20.2.1.11                        malicious call tracing;
20.2.1.12                         new or modified features and services including timescales for implementation; and
20.2.1.13
any other technical and operational matters which may arise from time to time.
20.3
Each of the representatives contemplated in 20.2 shall liaise with the other and report to the Party appointing him on any problem which has not proved capable of resolution. On receipt of such report, the Parties shall consult forthwith with one another with a view to achieving a mutually acceptable solution to such problem.
20.4
Unless otherwise provided for in this Agreement, each Party shall give the other at least 7 days notice in writing of any change which it intends to make in respect of the identity of the person charged with operational liaison on its behalf
21.           Force majeure
21.1
No Party to this Agreement shall be liable for any failure to fulfil its obligations hereunder where such failure is caused by circumstances outside the reasonable control of such Party, including, without limitation, any Act of God, insurrection or civil disorder, war or military operations, national or local emergency, acts or. omissions of Government, labour disputes of any kind (whether or not involving the Party's employees), fire, lightning, explosion or any other such cause (each an event of force majeure").
21.2                The Party affected by the event of force majeure shall promptly notify the other Party in writing of the estimated extent and duration of such inability to perform its obligations.

21.3
Upon cessation of circumstances leading to the event of force majeure,   49.
the Party affected by such event of force majeure shall promptly notify the other of such cessation.
21.4
If as a result of the event of fores majeure, the performance by either Party of such Party's obligations under this Agreement is only partially affected, such Party shall nevertheless remain liable for the performance of these obligations not affected by the event of force majeure.
21.5
If the event of force majeure continues for a period of 6 months or less from the date of any notification thereof in terms of 21.2, any and all obligations outstanding shall be fulfilled by the Party affected by the event of force majeure as soon as possible after cessation of the event of force majeure, save to the extent that such fulfilment is no longer practically possible or is not required by the other Party.
21.6
If the event of force majeure continues for more than 5 months from the date of any notification thereof in terms of 21.2 and notice of cessation in terms of 21.3 has not been given and such event of force majeure prevents the affected Party from performing its obligations in whole or in part
during that period, the unaffected Party shall be entitled (but not obliged) to terminate this Agreement by giving not less than 30 days written notice to the other Party after expiry of such 6 month period to that effect; provided that such notice shall be deemed not to have been given if a notice of cessation given in terms of 21.3 of the event of force majeure is received or deemed to be received by the unaffected Party prior to the expiry of such 30 days.
21.7
if this Agreement is not terminated in terms of the provisions of 21.6, any obligations outstanding shall be fulfilled by the Party affected by the event of force majeure as soon as reasonably practicable after the event of force majeure has ended, save to the extent that such fulfilment is no longer possible or is not required by the unaffected Party.
22.            Limitations on breach
22.1                     Each Party (" the Indemnifying Party") indemnifies the other ("the Innocent")

 22.2.3           the Indemnifying Party shall cause the innocent Party to be put and   51.
therefore maintained, in sufficient funds in sufficient time to pay all reasonable costs and expenses of any action or settlement directed by the Indemnifying Party in terms of 22.2.2.2 and 22.2.4; and
22.2.4
the Innocent Party shall take such action as the Indemnifying Party directs, to avoid, dispute, defend, appeal, settle or compromise ("deal with") the claim and any adjudications thereof; provided that, failing such directions, the Innocent Party shall be entitled to deal with the claim as it sees fit in its sole discretion.
 22.3                No Party shall be obliged to indemnify the other Party according to the provisions of this clause 22 to the extent that the loss, liability, cost, charge or expense suffered or sustained by such other Party is the direct result of any breach, act or omission by such other Party of any of its obligations in terms of this Agreement.
23.
Equality
A Call originating on the PLMN, when passed across a Point of
Interconnection, shall be treated by Telkom no less favourably than a similar Call originating and conveyed on the PSTN.
23.2                A Call originating on the PSTN, when passed across a Point of
Interconnection, shall be treated by Vodacom no less favourably than, a similar Call originating and conveyed on the PLMN.
24.               Commencement
24.1               The Parties acknowledge that this Agreement shall be of no force and effect, and no modification of any terms or conditions of this Agreement shall be of any force and effect until:
24.1.1                     Telkom and Vodacom have furnished, in writing, full particulars of all of the terms and conditions of this Agreement or any modification to this Agreement together with a sufficient explanation of the purpose

25.2.2
commits a material breach of any other provision of this Agreement   53.
and fails to remedy such breach within 90 days of written notice to do so; provided that if the breach can reasonably be remedied within a shorter period, the Party giving the notice must specify that shorter period in the notice and the Party in default shall remedy the breach within such shorter period;
25.2.3
takes steps to place itself, or is placed in liquidation, whether voluntary or compulsory, or under judicial management, in either case whether provisionally or finally;
25.2.4
take steps to deregister itself or is deregistered;
25.2.5
commits an act which would be an act of insolvency as defined in the
Insolvency Act, 1936 if committed by a natural person;
25.2.6             fails to satisfy a judgment against that Party within 21 days after that
Party becomes aware of the judgment, except if that Party provides evidence on an ongoing basis to the reasonable satisfaction of the other Party that steps have been initiated within the 21 days to appeal, review or rescind the judgment and to procure suspension of execution of that judgment and that such steps are being
expeditiously pursued, the period of 21 days shall run from the date on which the judgment becomes final, or the date on which the attempts to procure the suspension of the execution fail,
such Party shall be in default.
25.3         If a Party is in default, the aggrieved Party shall be entitled, in addition to all other remedies to which it may be entitled at law, or in terms of this
Agreement to cancel this Agreement.
25.4         Upon the termination for any reason whatsoever of this Agreement all amounts then owing by one Party to the other Party will become immediately due and payable.

 26.              Periodic Review        54.
26.1
Notwithstanding anything to the contrary contained in this Agreement:
26.1.1              the Parties undertake to meet and review all aspects contemplated in this Agreement by no later than 30 days after each anniversary of the
 Signing Date throughout the term of this Agreement;
26.1.2                    the Parties undertake to meet and review.
26.1.2.1                 the implementation of 5.6.1; and
 26.1.2.2                  further Consumer Price Index based review procedures in relation to the rates payable by the Parties to one another in terms of
 5.2.1 and 5.2.2 during the remainder of the 36 month period contemplated in 5.5.1,
within 30 days after the first anniversary of the Signing Date;
26.1.3             either Party may, at any time, and from time to time, seek to vary any terms of this Agreement in accordance with the provisions of 25.2.
26. 2               The Party seeking to vary any of the terms of this Agreement under clause
 26.1.3 shall serve a notice to the other Party and, where necessary, the
 Postmaster General, and such notice shall set out in reasonable detail the variations sought by it. Forthwith upon receipt of such notice, the Parties shall meet and negotiate, in good faith with each other with a view to agreeing on a variation of such of the terms of this Agreement as are referred to in the notice.
 26.3              The Parties agree that, notwithstanding the provisions of this clause 26, all of the terms and conditions of this Agreement shall remain in full force and effect during any review of its terms unless and until such time  as :
26.3.1                     the Parties complete a written agreement replacing or amending this
 Agreement; and

26.3.2
the Parties have obtained whatever consents and authorities may be  55.
required by them to effect such replacement or amendment.
26.4
The Parties shall constitute an interconnection review committee comprised of representatives from both Parties and Vodacom. This interconnection review committee shall:
26.4.1
consider the principle of cost based tariffing for Interconnect Fees;
and
26.4.2
consider any other matter related to the Interconnection of the
Telecommunications Networks that it may deem appropriate; and
26.4.3
report directly to the Parties during the course of any review proceedings conducted by the Parties at any time in accordance with the provisions of this clause 26.
26.5
The Postmaster General shall be invited to attend all meetings of the interconnection review committee as an observer only.
26.6
The interconnection review committee shall  meet within 1 month of the
Effective Date and shall  thereafter meet quarterly or more often as the
Parties may determine in writing from time to time.
26.7
The interconnection review committee shall be chaired by an independent chairman, agreed by both Parties and MTN. Should the Parties and MTN not be able to agree on the identity of an independent chairman, the interconnection review committee shall  be under the rotating chairmanship of the Parties and MTN, the first chairman to be nominated by Vodacom, the second chairman to be nominated by Telkom and the third by MTN and so on for each successive meeting of the
interconnection review committee.
26.8
Notwithstanding anything else to the contrary contained in this
Agreement, if:

variation procedures contemplated in 26, shall not constitute a dispute for   58.
the purposes of this clause 30.
30.3
Should the Parties fail to resolve any dispute between themselves or should the chairmen of the Parties fail to reach unanimous agreement in the determination of any dispute referred to them as provided for in 30.1, within 21 days of such referral, the Parties undertake to meet promptly and consider whether or not the dispute should be referred to arbitration. If the
Parties agree in writing that the dispute should be referred to arbitration, such dispute will be determined by arbitration in accordance with the remaining provisions of this clause relating to arbitration; provided that if the Parties fail to reach agreement in writing to refer the dispute to arbitration within a period of 2 days of meeting in terms of this clause
30.3, then either Party will be entitled to commence litigation proceedings against the other Party, in which event both Parties agree that the matter will be referred to the Commercial Court, a division of the Supreme Court of South Africa, Witwatersrand Local Division (''the Commercial Court")
and the Parties consent to the jurisdiction of the Commercial Court.
30.4
Notwithstanding anything to the contrary contained in this clause 30, neither Party shall be precluded from obtaining interim relief from a court of competent jurisdiction pending the decision of an arbitrator appointed in terms of this clause 30.
30.5                The arbitration shall be held -
30.5.1
mutatis mutandis in accordance with the provisions of the Supreme
Court Act 59 of 1959, the rules made in terms of that act and the practice of the division of the Supreme Court referred to in 30.10;
30.5.2                       in Johannesburg;
30.5.3
with only the legal and other professional representatives of the
Parties present;
30.5.4                       in terms of the Arbitration Act, No. 42 of 1965,

it being the intention of the Parties that the arbitration shall be held and   59.
completed as soon as possible.
30.6                          The arbitrator shall be, if the matter in dispute is principally -
30.6.1
a legal matter, a practising senior advocate or attorney of
Johannesburg of at least 15 years' standing;
30.6.2
an accounting matter, a practising chartered accountant of
Johannesburg of at least 15 years' standing;
30.6.3
a telecommunications matter, an overseas expert in the field of telecommunications of at least 10 years' standing;
30.6.4
any other matter, an independent person who is an expert in the field in which the dispute has arisen,
agreed upon between the Parties to the dispute.
30.7
Should the Parties to the dispute fail to agree whether the dispute is principally a legal, accounting, telecommunications, or other matter within
7 days after the Parties' agreement to refer the dispute to arbitration, the matter shall be deemed to be a legal matter.
30.8
Should the Parties fail to agree on an arbitrator within 14 days after the matter was referred in terms of 30.3 to arbitration, the arbitrator shall be appointed at the request of either Party to the dispute by the President for the time being of the Transvaal Law Society according to the provisions of
 30.
 6.
30.9
The decision of the arbitrator shall be final and binding on the Parties and may be made an order of the court referred to in 30.10 at the instance of either of the Parties.
30.10
The Parties hereby consent to the jurisdiction of the Supreme Court of
South Africa (Witwatersrand Local Division) in respect of the proceedings referred to in 30.4.

 30.11             The Parties agree to keep the arbitration including the subject matter of  60.
the arbitration and the evidence heard during the arbitration confidential and not to disclose ft to anyone except for the purposes of an order to be made in terms of 30.9.
30.12                     The provisions of this clause
30.12.1
constitute an irrevocable consent by the Parties to any proceedings in terms of this clause 30 and neither Party shall be entitled to withdraw therefrom or claim at any such proceedings that it is not bound by such provisions;
 30.12.2                  are severable from the rest of this Agreement and shall remain in effect despite the termination of or invalidity for any reason of this
Agreement, or any part of this Agreement.
 31.     Confidentiality
31.1
Subject to the provisions of 31.2, the Parties undertake to each other that they will use all reasonable endeavours to keep and procure that their directors, employees, agents and sub-contractors shall keep secret all
 Confidential Information and will not disclose such Confidential
Information to any third party.
31.2               The provisions of clause 31.1 shall not apply to information which:
 31.2.1            is in or comes into the public domain other than by default of one of the Parties; or
31.2.2              is or has already been independently generated by the Party disclosing such information; or
 31.2.3            is disclosed to satisfy a legal demand by a competent court of law or government body; or
 31.2.4            is in the possession of or is known by the receiving Party prior to its receipt from the disclosing Party; or

31.2.5
is authorised to be disclosed by the disclosing Party in writing but  61.
then only to the extent of the authority given; or
31.2.6
is properly disclosed pursuant to and in accordance with the Licence or any licence granted to Vodacom, or in accordance with any relevant statutory obligation or (with the prior written consent of the other Party), in order for either Party to comply with the requirements of any recognised Stock Exchange.
31.3
Confidential Information which is the subject of the provisions of clause
31.1 shall be used only for the purpose for which it was disclosed and /or for the purposes of performing the obligations of the Parties in terms of this Agreement.
31.4
Confidential Information which is the subject of the provisions of clause
31.1 may be disclosed to sub-contractors of the Parties; provided that all such sub-contractors shall, prior to receiving any such information, enter into a confidentiality undertaking, to give effect to the intention of this clause with the disclosing Party.
31.5
The provisions of this clause will apply with effect from the Signing Date until 50 months" after the date of termination of expiry of this Agreement.
32.
Value - Added Tax
All of the prices referred to in this Agreement are exclusive of  Tax
("VAT") and any other tax, duty or charge payable thereon. Accordingly, any
Party which renders a service to the other Party in terms of this Agreement shall be entitled to add VAT, at the prescribed rate, in terms of the Value-Added Tax
Act, 1991, to the value of any supply rendered by it to the other Party.
 33.          MOU
This
Agreement supersedes and cancels the MOU. Accordingly, should there for any reason be any conflict between this Agreement and any terms of the
MOU, this Agreement shall prevail.

62
34.          Warranties by Telkom
34.1                        Telkom warrants to Vodacom that:
34.1.1
the terms and conditions of this Agreement will not differ in any material respect from those contained in the interconnection agreement to be concluded simultaneously with this Agreement between Vodacom and Telkom ("the Vodacom Agreement"); and
34.1.2
the terms and conditions granted to Vodacom in terms of this
Agreement will be and remain throughout the term of this Agreement no less favourable to Vodacom than those granted by Telkom to
Vodacom in terms of the Vodacom Agreement; and
34.1.3                     Telkom shall take all necessary steps to ensure that the terms and conditions of Interconnection available to Vodacom under this
Agreement shall, throughout the term of this Agreement, be and remain at least as favourable in all material respects as those granted at any time by Telkom to any other entity licensed, during the term of this Agreement, to operate a public land mobile network in the
Territory; and
34.1.4
Telkom will negotiate with Vodacom in good faith with a view to reaching agreement with Vodacom in writing regarding access by
Vodacom to any site owned by Telkom to accommodate MSC's,
Base Stations, and Base Station Controllers, operated by Vodacom, when requested to do so by Vodacom.
34.2
Telkom undertakes to notify Vodacom in writing of any variations proposed to the Vodacom agreement throughout the term of the
Vodacom agreement.
35.        Notices and domicilia
35.1
The Parties choose as their domicilia citandi et executandi their respective addresses set out in this clause for all purposes arising out of or in connection with this Agreement, at which addresses all processes and

notices arising out of or in connection with this Agreement, its breach or   63.
termination may validly be served upon or delivered to either of the Parties.
35.2                       For the purposes of this Agreement the Parties' respective addresses shall be -
35.2.1
as regards Telkom:                      :
facsimile number:                         :
Telkom Towers North
152 Proes Street
Pretoria
0001
(for the attention of the Company
Secretary)
012-3257234
as regards Vodacom:                    :
facsimile number:
First Floor, Block 3
Hatfield Gardens
cnr Hilda and Arcadia Street
Pretoria 0001
(for the attention of the Chief Executive
Officer)
012 - 342 3540
or at such other address, not being a post office box or poste restante, of which the Party concerned may notify the other Party in writing.
35.3
Any notice given or other document sent in terms of this Agreement shall be in writing and shall -
35.3.1
if delivered by hand be deemed to have been duly received by the addressee on the date of delivery;
35.3.2
if posted by prepaid registered post be deemed to have been
received by the addressee on the 7th Business Day following the date of such posting;
if transmitted by facsimile be deemed to have been received by the addressee the day after despatch;
35.3.3

35.3.4
in the case of all documents, excluding notices, if posted by ordinary  64.
prepaid post be deemed to have been received by the addressee on the 10th Business Day following the date of such posting.
35.4
Notwithstanding anything to the contrary contained in this Agreement, a written notice or communication actually received by one of the Parties from another including by way of facsimile transmission shall be adequate written notice or communication to such Party.
36.                  Whole agreement
 This Agreement constitutes the whole Agreement between the Parties as to the subject matter of this Agreement and no Agreements, representations or warranties between the Parties other than these set out herein will be binding on the Parties.
37.           Variation
Subject to the provisions of 24.1, no addition to or variation, consensual cancellation or novation of this Agreement and no waiver of any right arising from this Agreement or its breach or termination shall be of any force or effect unless reduced to writing and signed by both the Parties or their duly authorised representatives.
38.
Relaxation
No latitude, extension of time or other indulgence which may be given or allowed by either Party to the other in respect of the performance of any obligation hereunder or the enforcement of any right arising from this
Agreement and no single or partial exercise of any right by either Party shall under any circumstances be construed to be an implied consent by such Party or operate as a waiver or a motivation of, or otherwise affect any of that Party's rights in terms of or arising from this Agreement or stop such Party from enforcing, at any time and without notice, strict and punctual compliance with each and every provision or term of this Agreement.

39.
Necessary approvals and consents      65.
Each Party:
39.1
39.2
warrants to the other Party that it has the necessary rights, licences and authorities to enter into and perform its obligations in terms of this
Agreement;
indemnifies the other Party against any loss, claim, expense, damage or action, suffered or sustained by such other Party pursuant to a breach by such Party of its warranty in terms of 39.1, notwithstanding anything to the contrary contained in this Agreement.
Signed at       Pretoria
As witness:
/S/                                        /S/

on              16 February
1994.
For Telkom SA Limited
duly authorised
Signed at      Pretoria                                                 on

/S/                                        /S/
For Vodacom (Proprietary)
Limited duly authorised
16 February

1994.

[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

POINTS OF INTERCONNECTION AND CAPACITY    APPENDIX 1
1.  GENERAL
This document relates to the current and proposed points of interconnection between the Vodacom PLMN and the PSTN. It details the routes, their capacity in terms of 2
Mbit/s systems, date required, signalling type, trunk group direction, and the contracted service level.
2.  POINTS OF INTERCONNECTION
MSC
POI
CAPACITY
SIGNALLING
TRUNK
CONTRACTED
RFS
2MB/s
SYSTEM
GROUP
SERVICE
DATE
SYSTEMS
DIRECTION
LEVEL
(PSTN TO
PLMN,
PLMN TO
PSTN)
JMX
JDFI
8
CCS 7
BW
99,90
15.02.94
JMX
JRBI
7
CCS 7
BW
99,90
15.02.94
JMX
JGMT
7
CCS 7
BW
99,90
15.02.94
DMX
DNG
7
CCS 7
BW
99,90
15.02.94
CMX
CBS
12
CCS 7
BW
99,90
15.02.94
NOTE
TABLE 1
For reliability signalling links must be provisioned over physically diverse transmission paths where such diversity exists. Any deviation from this rule must be negotiated between the two Parties.

Appendix 2
SPECIFICATIONS, SERVICES AND PROCEDURES

FOR POINTS OF INTERCONNECTION

CONTENTS         2.
1.  TECHNICAL SPECIFICATIONS
1. 1  GENERAL
1. 2  PHYSICAL INTERFACE.
1. 3  ELECTRICAL INTERFACE
1. 4  SIGNALLING
1. 5  SYNCHRONISATION
1. 6  CCS 7 SIGNALLING LINKS
2.  PROVISIONING PROCEDURE
2. 1  INTRODUCTION
2. 2  FORECAST
2. 3  TRUNK GROUP NAMING CONVENTION
2. 4  REQUEST FOR QUOTATION AND ORDER FOR POINT Of
INTERCONNECTION LINKS
2. 5  COMMISSIONING OF POINT INTERCONNECTION LINKS
2. 6  SIGNALLING POINT CODE ALLOCATION
3.  MUTUAL SERVICES AND FEATURES
3. 1  EMERGENCY SERVICES
3. 2  DIRECTORY SERVICES
3. 3  OPERATOR CALLS
4.  GRADE AND QUALITY OF SERVICE
4. 1  SERVICE LEVELS ON POINT OF INTERCONNECTION LINKS

1. 0     Technical Specifications        3.
1. 1     General
The Recommendations made by the International Telegraph and Telephone
Consultative Committee (the CCITT) of the International Telecommunication Union
(ITU) or as adapted in Telkom Specification Number 7 Chapter 9 for Inter-Register and
Line Signalling (R2 MFC), Chapter 12 for Interfacing between Equipment Types, and
Chapter 37 for Common Channel Signalling System Number 7 (CCS 7) provide the framework for adherence to the standards contained therein. Vodacom and Telkom are committed to conform wherever practicable with the CCITT and ETSI GSM/DCS
1800 Recommendations and the Telkom Specification Number 7 as amended and revised from time to time. The present form of reference will be the CCITT recommendations as published in the CCITT Blue Bock (the recommendations endorsed by the 1988 Plenary Assembly) and the Grey Book Recommendation Q767
as amended by the White Papers (published subsequent to the 1992 Plenary Session).
Notwithstanding the above recommendations, for Calls that are originated in one
Telecommunications Network and terminated in another, the originating
Telecommunications Network will be entitled to block backward signals that modify the originating tariff structure. Such backward signals will be discarded and the Call will be force released.
1.1.1   Safety (Dangerous Voltages)
In order to protect personnel and equipment on both sides of the interface it is necessary to provide protection against the transmission of dangerous voltages across the interface (see 1.2).
For equipment which uses or generates excessive voltages, a barrier shall be provided to protect the interface from those voltages.
1.2     Physical Interface
The physical interface between the PLMN and the PSTN Systems shall be 120 ohm balanced termination provide by means of a twisted pair terminated on 10 pair Krone

insulation displacement terminating blocks. A loss of 6dB is supported for both   4.
termination types.
1.3        Electrical Interface
1.3.1     Input and Output
The electrical interface shall conform to CCITT Recommendation G. 703 for twisted pairs at 2048 kbit/s. The input impedance of 120 Ohm balanced is required. The output impedance is approximately 20 Ohms as specified in G. 703. This is necessary to meet the required pulse shape masks.
1.3.2     Attenuation
The attenuation of the interconnecting cable (including any digital distribution frame or interconnecting equipment) shall not exceed 6d3 at 1024 kHz.
1.3.3     Interference
Both input ports shall tolerate, with cut error, interference from a non-synchronous standard test signal (CCITT Recommendation 0. 151) at a level 18dB lower than the wanted signal.
1.3.4     Multiplex Characteristics
The multiplex structure shall be in accordance with CCITT Recommendation Q. 732, and Recommendation G. 704 and G. 705 and Q. 501 - Q. 517 for operation involving digital exchanges.
1.4        SIGNALLING
Chapter 5 of Recommendation G. 732 applies.
1.4.1     Wander and Jitter
Maximum jitter at output ports immediately preceding digital switching as per CCITT
Recommendation G. 823 (1984) paragraph 2 shall apply.

 access to any one of the spare five bits in the frame alignment word as   5.
 control signals for performance monitoring equipment and the application of loops for maintenance purposes. It should be noted that Telkom monitoring equipment will insert CRC4 co-efficient into the appropriate bits of the CRC4 multiframe if this facility is not provided by the terminal multiplexers. The spare bits of the CRC4 multiframe are transmitted transparently. To allow these facilities a frame structure complying with
 G. 704 is required and the use of an unframed 2Mbit/s link will not be acceptable as it will prevent the previously mentioned monitoring.
1.4.5
Fault Conditions and Consequent Actions
 The provisions of Recommendations G. 732, Q. 501 to Q. 517 shall be implemented by the Parties.
1.4.6
Channel Time Slot Encoding
CHANNEL TIME SLOTS
The 64 kbit/s channel time slots comprising the 2048 kbit/s stream shall carry "A" law encoded information as defined in Recommendation G. 711.
IDLE CHANNEL BIT PATTERN

the idle channel bit pattern in both directions shall be 01010100 (MSB at left hand end) in accordance with paragraph 2.4.6 of Recommendation
Q. 503 when the interface is between digital exchanges.
1.5                 Synchronisation
Synchronisation of the Telecommunications Networks will be attained on the interface points of the PLMN with the PSTN.
This will be accomplished by:
Telkom providing the standard reference signal from two caesium clocks which are continuously synchronised with the CSIR's rubidium clock,

which in turn synchronise the international exchanges,    7.
which in turn synchronise the Digital Primary Switching Units (DPSUs).
The synchronisation of the Mobile Switching Centres (MSCs) will be achieved by having a connection to two DPSUs or, as an alternative if two direct links are not available, to one DPSU and any other MSC.
The two E1 links in which the Common Channel Signalling System Number 7 (CCS 7)
will be provided, will also be used for synchronisation purposes since the E1s will be appropriately marked.
In  the event of both 5it streams failing, an internal source meeting CCITT
Recommendation G. 811 shall become the worker.
1.6    CCS 7 Signalling Links
Signalling link. pairs in a combined link set will be operated in a load share mode, with no single signalling link operated at greater than 30% of its theoretical message capacity under normal conditions and 50% under overload conditions.
A 64 Kbit/s signalling link will be engineered to offer, in each direction, a normal traffic load of up to 96 ISUP messages per second for trunk signalling and an overload traffic load of up to 192 ISUP messages assuming an average message length of 25 octets shall apply.
All signalling will be passed over timeslot 16 on any particular PCM. Any links not carrying signalling shall still not use timeslot 16.
It will be up to the discretion of Telkom or Vodacom, as the case may be, as to whether en block or overlap signalling is used.
2.    PROVISIONING PROCEDURE
2.1  Introduction

This procedure will address the provisioning of cellular operator COFLs (COFLs)   8.
between the MSC and the POI and the termination of such links. These links will be referred to hereafter as Point of Interconnect Links (POILs). It will also address the provisioning of signalling point codes for new POls and new MSCs.
2.2  Forecast
Vodacom shall provide Telkom on the first working day of January each year with their forecasted requirements for POIL for each of the following 2 years. Such information shall be passed, in writing, to the appointed Telkom appointed person starting on the
Signing Date and in the following format:
MSC
 - POI
Trunk Group
PSTN-PLMN
PLMN-PSTN
Bothway
Trunk Group
Name B
PSTN-PLMN
PLMN-PSTN
Bothway
Traffic
 Timeslots
Signalling
Month Req
Traffic
Timeslots
Signalling
Month Req
199
199
2.2.1

Terms used in the above table shalI mean the following:
Trunk Group - A group of timeslots from one or more 2 Mbit/s systems between the
MSC and POl that are grouped together for the purpose of transmitting Calls between

exchanges. Each trunk group will be given a unique six character alpha-numeric   9.
name, as defined in section 2.3 to distinguish it from all ether trunk groups connected to the exchange.
Traffic - The amount of telephone traffic, measured in arlangs, for which the trunk group is being dimensioned.
Timeslots - The number of 64 kb/s timeslots that would constitute the trunk group.
Signalling - The signalling system that will be used for the trunk group e. g. CCS 7, R2 etc.
.
Month Required - The month of the particular year during which it is expected that the number of timeslots will be required.
2.3
Trunk group naming convention
It is assumed that all trunk group names consist of six alpha numeric characters and they are constituted as follows:
Characters 1-3
The three letter abbreviation of the distant exchange to which the trunk group is connected. In cases of a two letter abbreviation, character position 3 is filled with a " + ".
Character 4
H = Trunk exchange (Digital Primary Switching Unit - DPSU)
M = Mobile Switching Centre (MSC)
L = Local Exchange (Digital Secondary Switching Unit - DSSU)
Character 5
Indicates the number of the distant exchange unit e. g.
A = JDF1

B
 = JDF 2 etc.       12.
Character 6
The direction of the trunk group
I =  Incoming
O =  Outgoing
 B=  Bothway (BW)
Z =  CCS=7 signalling link
In the event that only five characters are available characters 4 and 5 will be combined as follows:
If only one exchange unit exists at the distant end then character 4 is maintained.
If more that one exchange unit exists at the distant end then character 5 is maintained.
Vodacom should allocate a unique three letter alphabetic code to its Switch for identification and registration purpose within Telkom. These codes should be different from existing codes used by Telkom.
 2.4               Request for quotation and order for POILs.
Refer to the procedures described within clauses 8 and 9 of the main body of the
Agreement. Each request shall be in the following format:

MSC-POI
TRUNK
GROUP
NAME
     TRAFF
2Mbit/s
SYSTEMS
REQUIRED
     SIGNAL
    SYSTEM
TRUNK, GRP
DIRECTION
(PLMN-PSTN
PSTN-PLMN
BOTHWAY)
   REQUIRED
   SERVICE
   LEVEL
  REQUIRED
  DATE
  yy/mm/dd
Physical address of MSC
Preceding the placing of an order for a POIL(s), contact will be required between
Telkom and Vodacom for the purpose of carrying out detailed planning and project project management. Such detailed planning and project management will involve the accommodation and location of Telkom transmission equipment on Vodacom's MSC premises, the availability of dc and ac power and accessibility of the premises for the installation of equipment.
Telkom's contact will be at regional level and the contact point will be indicated by
Telkom from time to time.
Where transmission equipment is to be placed on Vodacom's MSC premises for the purpose of providing a POIL, such accommodation and the necessary dc and ac power for the transmission equipment shall be made available at least 60 days prior to the date the POIL(s) is required to be in service and at no cost to Telkom.
Where transmission equipment is to be located on Vodacom's premises or towers for the purposes of providing a COFL, such accommodation, the necessary dc and ac power, a 3 ohm earth and lightning protection for the transmission equipment, shall be made available by Vodacom at least 60 days prior to the date the COFL is required to be in service, and at no cost to Telkom. In addition Vodacom shall ensure that

 Switched Calls inducing International Calls, Calls to ships at sea, Trunk
 Calls, Fixed Time Calls, Personal Calls, Collect Calls and Conference Calls.
3.3.2
The switchboard operators of Vodacom shall contact Telkom's National
Manual Service Centre (NMSC) or International Manual Service Centre
(IMSC), as may be appropriate. Telkom shall contact the switchboard operators of Vodacom for booking and establishing Manually Switched
Calls destined for the PLMN.
Alter consultation with the relevant Parly and where required Vodacom shall bar its customers direct access to the NMSC and IMSC and Telkom shall bar its customers direct access to the switchboard operators of
Vodacom.
3.3.4
The procedure for setting up, controlling and charging of such Calls will be dealt with in a separate manual which will be set up after bilateral discussions.
3. 4                         Telkom's Toll-Free Service
3.4.1
The number of Telkom's Toll-Free service is in the format:
080 AB XXXXX
where
080 is the access digits to the service; and
AB defines services options which include time dependent switching, multiple destination and barring options.
Initially Vodacom will only be allowed access to the 080 0B option of the Service.
Access to other service options are for discussions between Vodacom and Telkom.
This service option is the no barring/national access service option.

GRADE AND QUALITY OF SERVICE AND SERVICE LEVELS   15.
4.1
Grade and Quality of Service
With the aim of system performance compatibility, the grade of service of both of the
PSTN and the PLMN, as seen from the interface_between the two networks, shall be planned so as to give an average (over the working week) probability that not more than 3% of Call attempts encounter congestion.
Routes carrying traffic between the PSTN and the PLMN in either or both directions, shall be designed to operate at a busy hour grade of service of 0. 003 subject to the route dimension giving a grade of service of 0. 02 at 10% traffic overload and a grade of service of 0. 05 at 20% overload. Only under extreme failure conditions should the
Telecommunication Networks not process all of the Calls offered Sequential circuit selection mechanism will be employed on bothway routes. The direction of the selection process at either end of the link will be determined by mutual agreement.
Table 1 shows the agreed apportionment of overall grade and quality of service objectives between the PLMN and the PSTN. The parameters in table 2 are intended to be the objectives for circumstances where all circuits forming a traffic route between the two Telecommunications Networks are available to carry traffic.
Performance
parameter
Mean busy hour
blocking prob.
Probability of
call failure due
to network eqpt
malfuntion ex-
cluding premature
release.
Direction
TEL/Vodacom
Vodacom-TEL
TEL/Vodacom
Vodacom-TEL.
Originating
Network
(info only)
0.03
0.03
0. 0002
0.0002
Interconnect Terminating
Route Network
(agreed objective)      (info only)
0.008                          0.03
0.008
0.03
0.0002
0.0002
Probability of
call failure due
to permature release
raised by network
eqpt.
malfunction
TEL/Vodacom     0.0001
Vodacom-TEL     0.02
0.02
0. 0001
Note 1. The network boundary is defined as the air interface in the case of the Cellular Radio Network.
Anything requiring attachment approval for either network is excluded.

TABLE
 1      18.
4.2
Service Levels on POILs
4.2.1       Availability
When assessed over a one year period, the COFL availability will be a minimum of that contracted between Vodacom and Telkom for that COFL Such an availability figure will exclude failures that occur after hours, as defined in Appendix 5, if Vodacom does not make use of the after hours repair service indicated in 3.5. A circuit is deemed to be unavailable when there is either no data throughput for a period greater than 10 seconds or when the error ratio exceeds 10 for more than 10 consecutive seconds. The availability figure specified above is seen as a long term objective and'
should not be used to assess the short term quality of the COFLs.
For the purpose of determining installation and rental fee discounts on COFLs and the determination of service levels on such COFLs a route is defined as a group of
2 Mbit/s systems used to connect 2 elements within the same network or between
2 elements in different networks notwithstanding the physical routing of the systems.
Further, in the case of 1 MSC connected to multiple POIs, such POIs will be considered to be 1 element.

2.3
Partial failure of Interconnection.      4.
Any failure other than a cataleptic failure which affects more than 15% of the total number of ports. A port is the interface between the exchange equipment on the one hand and the environment on the other hand.
2.4
Interconnection Outages.
The duration of cataleptic or partial failures of any of the components included in the Interconnection are termed outages. These outages could be planned or unplanned. All Interconnection outages must be reported to all ISD.
2.5
installation Attendance.
A staffed building is defined as a building where a technically competent person is present with the correct test equipment, spares and tools to clear the fault, at the time the fault is reported to the ISD. If the above requirements are not met, then the building is considered unstaffed. The Parties have to inform each other's ISD about, me staffing of relevant buildings.
3.0          FAULT HANDLING AND RECTIFICATION PROCEDURES
3.1          Cassation and Recovery of Service.
3.1.1       Outages caused by cataleptic or partial failures in the Interconnection.
3.1.1.1
              Unplanned outages.
Upon detection of an unplanned outage, relevant ISDs must be notified. At the time of notification the outage could have ceased to exist or could still be persisting. In cases where the outage has ceased to exist, the ISDs will note the occurrence, duration and details of the failure. Immediate action must be taken to localise the fault causing the failure (and consequently identify which party is responsible for clearing the fault where this is unclear at first) in cases where the outage persists. Relevant ISDs must be informed every 15 minutes, or at mutually agreed upon intervals, thereafter by the responsible party of the than 50%, e. g. transmission media failure, exchange failure, etc. ISDs must be informed of restoration of service and details of the failure.
4.0
MAINTENANCE PROCEDURES
4.1
Maintenance Methodology
It is accepted that certain scheduled (preventive) and unscheduled maintenance actions will be carried out by the Parties on the items comprising the Interconnection. Where such actions could affect the proper functioning of the Interconnection, e. g. working on critical, centralised equipment, ISDs should be informed accordingly. In the case of scheduled maintenance, the schedule of critical activities must be made available to ISDs in advance. It would not be necessary to inform the ISDs cf completion of such activities. If, however, the maintenance action results in a cataleptic or partial outage, the procedure in paragraph 3.1.1 above should be followed.
4.2
Routine Testing.
All Parties shall supply each ether test numbers to be used for test calls for routine testing of the interconnection circuits. The Parties agree to use artificial traffic generators in such a way so as not to unduly load the Interconnection.
4.3
System and circuit Identification.
Generic system and circuit identification shall be communicated by Telkom to
Vodacom for mapping to its own generic system and circuit identification scheme.
4.4
Interconnection Circuit Utilisation Details.
The Parties may, where required, exchange records of utilisation and Cail connection performance over the interface to ensure that service over the interface is maintained at satisfactory levels. Information regarding planned dates for route augmentation shall also be exchanged between the Parties whenever necessary.
4.5
Malicious Call Tracing.
Authorised malicious call tracing may be requested by any of the ISDs. The other Party shall give priority to the request.

NUMBERING ALLOCATION AND ROUTING DIVERSITY   APPENDIX 4
FOR POINT OF INTERCONNECTION

 1.  INTRODUCTION        3.
 This Appendix describes the general routing principles, including routing diversity, to be employed by Vodacom to Telkom as well as the same principles from Telkom to
 Vodacom. The allocation of CCS No 7 Destination Point codes is also addressed in the section relating to numbering.
 2.           ROUTING PRINCIPLES
 2.1        Routing from Telkom to Vodacom
The catchment areas within the PSTN served by any POI shall be mutually agreed upon between the parties concerned. Calls from within the agreed PSTN catchment area will be routed over the PSTN to the appropriate POI in accordance with the PSTN routing plan at not less than the service levels and grade of service agreed to in
Appendix 2 section 4.
2.2        Routing from Vodacom to Telkom
According to mutual agreement, Vodacom will route calls to the POI as defined in the routing tables supplied by Telkom. These tables will define first choice and alternate routing for specified PSTN dial codes. In the event of loss of circuits forming a route, re-routing to a POI which is within the same PSTN metropolitan exchange area as the first choice POI, will be allowed. Re-routing to a POI in a different metropolitan exchange area may only be done on mutual agreement in writing.
2.3       Abnormal Conditions.
The re-routing of traffic under abnormal conditions will be according to the alternate routing indicated in the routing tables supplied by Telkom as for 2.2 above. It is agreed to inform the other Party of such re-routing undertaken in the event of severance of routes. When only a portion of a route has failed, traffic should continue to be offered to the remaining portion of that route before overflowing to latter choice routes. In the event of the available capacity on the designated alternative routes being insufficient to handle all the overflow traffic, then each/either Operator must contact the other to seek agreement to route the remainder of the traffic through its own network to an alternative POI. The predefined prescribed arrangements and

details of the information to be handed over in such an event, will be encompassed in   4.
a document to be drawn up by the appropriate sub-committee. In the event that the predefined routing arrangements for abnormal conditions cannot be implemented due to exceptional circumstances within the PSTN, Telkom will provide details of the alternative arrangements which are to be implemented in their place.
2.4
Route Diversity and Security Arrangements
For reliability signalling links must be provisioned over physically diverse transmission paths and/or equipment where such exists. Any deviation from this rule must be negotiated and agreed to in writing between Telkom and Vodacom.
Telkom undertakes that the following rules will apply with respect to service levels.
These will be assessed over any Accounting Period:
1.     At a service level of 99. 5% there will not be a need for diversity in any form.
2.
   At a service level of 99. 9% Telkom shall provide transmission equipment diversity but not necessarily route diversity.
3.
For  the 99. 95% service level then Telkom shall provide transmission equipment and route diversity.
The above rules would not incur extra costs to Vodacom and any chance to them must be discussed between the Parties.
All 2 MBit/s systems carrying CCS 7 signalling links between MSCs and/or the POls shall be clearly marked in the switching and transmission equipment rooms so as to prevent any unnecessary maintenance activities.
The minimum number of links per link set shall be two. Any number of links per link set, however, exceeding 2 shall be negotiated between Vodacom and Telkom. All circuit conditioning equipment such as PADS and echo cancellers must be removed from the signalling links.

accordance with CCITT Recommendations E. 154 and E. 153. The International access  6.
code will also be sent.
3.6         CCS No 7 SPC Numbering.
3.6.1    GENERAL
The numbering of the signalling points and the networks is inter-related by the
Signalling Point Code (SPC) and the Network Indicator (Nl).
For the purpose of convenience and security it is proposed that each
Telecommunications Network have an independent signalling point code (SPC)
numbering scheme and one single numbering scheme where the interconnecting signalling points are defined.
This will have the effect where each Telecommunications Network is responsible for the internal SPC numbering of its Telecommunications Network without being subjected to demands by other telecommunications systems.
3.6.2        IDENTIFICATION OF TELECOMMUNICATIONS NETWORKS
3.6.2.1                              Sub-Service Field (SSF) or Network Indicator (Nl)
The Sub-Service Field or Network Indicator is part of the Service Information Octet
(SIO).
The network indicators are defined in CCITT as follows:
bits D and C                 Network indicator
0    0                            International Network        - INATO
0    1                            Spare
 - INAT1
1    0                           National Network              - NATO
1    1                           Reserved for National use  - NAT1
where bits A and B are not presently used, ie spare.

3.6.2.2
NATO         7.
NATO, for the National Network, will be used for signalling between switching units internal to the Telecommunications Network itself, ie PLMN to PLMN and PSTN to
PSTN.
3.6.2.3
NAT1
NAT1, which is reserved for National use, will be used for signalling between signalling units of different operators, ie PLMN to PSTN.
3.6.2.4       Effect on Switching Units
The NATO indicator differentiates between local PSTN exchanges and the intra PLMN
MSCs whereas all interconnecting switching units will have two OPC/DPCs ie one for their network (NATO) and one for the Interconnection to other networks (NAT1).
3.6.3 IDENTIFICATION Or SIGNALLING POINTS OF INTERCONNECTION (NAT1)
3.6.3.1                      Signalling point
The identification of a signalling point within a Telecommunications Network or between Telecommunications Networks is done by a 14 bit field will be used either to determine the destination or origin of the message.
 When it is used to determine the destination it is referred to as the destination point code (DPC) and the origin as the originating point code (OPC).
It is preferable that the format adopted by Vodacom and Telkom be standard.
3.6.3.2               Structured or Random Format of Bits in the Signalling Point Codes
A random format is where there is no meaning built into the allocation of the Signalling
Point Code.
A structured format is where the 14 bit field can be sub- divided into a number of fields

CONTENTS     2.
1.   TECHNICAL SPECIFICATlON
2.   PROVISIONING PROCEDURE
3.   OPERATION AND MAINTENANCE PROCEDURE
4.   TRANSMISSION FIXED LINK TESTING AND COMMISSIONING PROCEDURE

1.  TECHNICAL SPECIFICATIONS
1.1             General
The Recommendations made by the International Telegraph and Telephone
Consultative Committee (the CCITT) of the International Telecommunication Union
(ITU) or as adapted in Telkom Specification Number 7 Chapter 9 for Inter-Register and
Line Signalling (R2 MFC), Chapter 12 for interfacing between Equipment Types, and
Chapter 37 for Common Channel Signalling System Number 7 (CCS 7) provide the framework for adherence to the standards contained therein. The Parties are committed to conform wherever practicable with the CCITT and ETSI GSM/DCS 1800
Recommendations and the Telkom Specification Number 7 as amended and revised from time to time. The present form of reference will be the CCITT recommendations as published in the CCITT Blue Book (the recommendations endorsed by the 1988
Plenary Assembly) and the Grey Book Recommendation'Q757 as amended by the
White Papers (published subsequent to the 1992 Plenary Session).
Notwithstanding the above recommendations, for Calls that are originated in one
Telecommunications Network and terminated in another, the originating
Telecommunications Network will be entitled to block backward signals that modify the originating tariff structure. Such backward signals will be discarded and the Call will be force released.
1.1.1  Safety (Dangerous Voltages)
In order to protect personnel and equipment on both sides of the interface it is necessary to provide protection against the transmission of dangerous voltages across the interface (see 1.2).
For equipment which uses or generates excessive voltages, a barrier shall be provided to protect the interface from those voltages.
1.2                 Physical Interface
The physical interface between the PLMN and the PSTN Systems shall be 120 ohm balanced termination provide by means of a twisted pair terminated on 10 pair Krone CZ,

insulation displacement terminating blocks. A less of 6dB supported for both   4.
termination types.
1.3                 Electrical Interface
1.3.1       Input and Output
The electrical interface shall conform to CCITT Recommendation G. 7C3 for twisted pairs at 204S kbit/s. The input impedance of 120 Ohm balanced is required. The output impedance is approximately 20 Ohms as specified in
 G. 703. This is necessary to meet the required pulse shape masks.
1.3.2    Attenuation
The attenuation of the interconnecting. cable (including any digital distribution frame or interconnecting equipment) shall not exceed 6dB at
 1024 kHz.
1.3.3    Interference
Both input ports shall tolerate, without error, interference from a non-synchronous standard test signal (CCITT Recommendation 0. 151) at a level 18dB lower than the wanted signal.
1.3.4    Multiplex Characteristics
The multiplex structure shall be in accordance with CCITT
Recommendation G. 732, and Recommendations G. 704 and G. 705 and
Q. 501 - Q. 517 for operation involving digital exchanges.
1.4                          SIGNALLING
Chapter 5 of Recommendation G. 732 applies.
1.4.1    Signalling Protocol
The signalling protocol between the PLMN and the PSTN will initially be

Jitter and wander tolerance at input ports will be as per CCITT Recommendation   5.
G. 823 (1984) for 2Mbit/s links on the PDH network and for links provided on cooper cables with regenerators. It should be noted that the ports should be able to tolerate a frequency offset greater than 50ppm.
1.4.2      Time Slot Zero
Chapter 2 of Recommendation G. 732 applies. However, Telkom requires access to any one of the spare five bits in the frame alignment word as control signals for performance monitoring equipment and the application of loops for maintenance purposes. It should be noted that Telkom monitoring equipment will insert CRC4 co-efficient into the appropriate bits of the CRC4 rnultiframe if this facility is not provided by the terminal multiplexers. The spare bits of the CRC4 multi-frame are transmitted transparently. To allow these facilities a frame structure complying with
G. 704 is required and the use of an unframed 2Mbit/s link will not be acceptable as it will prevent the previously mentioned monitoring.
1.4.3      Fault Conditions and Consequent Actions
 me provisions of Recommendations G. 732, Q. 501 to Q. 517 shall be implemented by the Parties.
1.4.4       Channel Time Slot Encoding
 CHANNEL TIME SLOTS
 The 64 kbit/s channel time slots comprising the 2043 kbit/s stream shall carry 'A' law encoded information as defined in Recommendation G. 71 1.
IDLE CHANNEL BIT PATTERN
The idle channel bit pattern in both directions shall be 01010100 (MSB at left hand end) in accordance with paragraph 2.4.6 of Recommendation Q. 503 when the interface is between digital exchanges.

2.0             Provisioning Procedures       6.
2.1
Refer to the procedure described within clause 8 and 9 of the main body of the Agreement.
2. 2
Preceding the placing of an order for a specified link, contact will be required between Telkom and Vodacom for the purposes of carrying out detailed planning and project management. Such detailed planning and project management will involve the accommodation and location of Telkom transmission equipment on Vodacom's premises and towers, the availability of dc and ac power and the accessibility of the premises and towers for the installation of equipment. At the time of placing an order, Vodacom shall indicate who the contact person is, as well as provide contact information.
2.3
From Telkom's side such contact will be done at Regional level by appointed
Regional co-ordinators.
2.4
Where transmission equipment is to be located on Vodacom's premises or towers for the purposes -of providing a fixed link, such accommodation, the necessary dc and ac power, a 3 ohm earth and lightning protection, for the transmission equipment, must be made available at least 60 days prior to the date the fixed link is required to be in service, and at no cost to Telkom. In addition, Vodacom must ensure that Telkom personnel have full accessibility to the site as from the date that the order for a specified link is placed.
 2.5 Accommodation at Vodacom's premises or towers, for the location of transmission equipment for the purposes of providing a fixed link, must be based on Telkom's Technical Instruction H1041, Installation of PCM
Equipment at Customers Premises.
2.6
For the purposes of long term planning within Telkom, Vodacom must provide Telkom with its two year forecast for specified link requirements on the first working day of each calendar year. Such information, which must be forwarded to the Telkom appointed person, must include the quantity and point to point location of specified links, as well as an as accurate as possible indication of the month within a particular year that such specified links will be required.

3.0     Operations and Maintenance Procedures      7.
3.1
Reporting of Faults
Service problems related to the transmission links provided to Vodacom shall be reported to Telkom's ISD as described in Appendix 3. Telkom and Vodacom's ISD shall also be timeously informed of planned outages on transmission links and both
Parties shall agree upon a suitable time and the expected duration of such an outage.
The Telkom ISD will report faults proven into the transmission links to the responsible transmission maintenance section of Telkom according to internal fault reporting procedures.
 Recurring Faults
in the case of recurring or intermittent faults, the Parties will undertake all reasonable measures to find and clear the fault by means of special investigations and permanent monitoring of the relevant circuits.
3.2.    Access to PLMN sites housing transmission line terminating equipment
When faults on the transmission links to PLMN sites are reported, Vodacom must provide access or assistance to Telkom maintenance personnel at these sites during testing and repair of the fault. Telkom cannot be held responsible for outages due to a lack of reasonable access or assistance at PLMN sites.
3.3    Escalation procedures
In all cases of outages on transmission links provided to Vodacom, the escalation procedure as agreed upon in the network contract and escalation procedure document is applicable.
3.4    After Hours Repair Service
The same fault reporting procedure as described above will also be followed after hours. An additional fee, as published from time to time by Telkom, will be charged for after hours repairs. There will be no additional charge for faults reported after hours, but repaired during normal hours.

The after hours repair service will be rendered during the following hours:    8.
Mondays to Fridays                :   from 17: 00 until 7: 30 the next day.
Weekends                              :   from Fridays 17: 00 until 7: 30 on Mondays.
Public holidays                       :   from 17: 00 on the preceding working day
until 7: 30 on the next working day.
3.5     Operational Standards for Fixed Transmission Links
The Parties shall endeavour to adhere to the standards for the operation of the transmission links provided to Vodacom as specified by CCITT Recommendation
G. 821 or subsequent recommendations that may become relevant provided they are mutually agreed upon in writing between the Parties (i. e. M. 2100 series of CCITT
Recommendations).
Adherence to these standards is intended to ensure that the quality of Messages passing between the PSTN and the PLMN and between the PLMN sites is such as to afford satisfaction to the senders and recipients of those messages.
3.6     Service Levels on COFLs
3.6.1  Availability
When applying for COFLs Vodacom will specify one of three levels of availability i. e.
99. 5%, 99. 9%, or 99. 95% that will be assessed over a particular Accounting Period.
The availability figure will exclude failures that occur after hours if Vodacom does not make use of the after hours repair service referred to in clause 3.4, or when failures cannot be repaired due to a lack of access or assistance at PLMN sites. A circuit is deemed to be unavailable when there is either no data throughput for a period greater than 10 seconds or when the error ratio exceed 10 for more than 10 consecutive seconds. The availability figure should not be used to assess the short term quality of the COFLs.
Until such time that the availability can be measured continuously with dedicated surveillance equipment, the availability for the routes will be calculated by using the time from when a fault is reported to the Telkom ISO to when it is cleared. Only faults due to failures of Telkom equipment or Telkom working party involvement or 50% of

the outage time due to faults which are cleared as "no fault found", will be taken into   9.
account when calculating route availability.
The service level or availability will be calculated per route.
For the purpose of determining installation and rental fee discounts on COFLs and the determination of service levels on such COFLs a route is defined as a group of
2 Mbit/s systems used to connect 2 elements within the same Telecommunications
Network or between 2 elements in different Telecommunications Networks notwithstanding the physical routing of the systems. Further, in the case of 1 MSC connected to multiple POIs, such POIs will be considered to be 1 element.
4.0        Transmission Fixed link Testing and Commissioning Procedures
4.1
 Introduction
This is a pre-service test program to ensure that the Parties agree on the acceptable performance of the 2 Mbit/s link before commissioning. The aim of this programme is to determine the pre-service test points, types of tests to be performed and the duration of the tests.
4.2              Digital Performance Parameters
The analysis outlined below has been based on CCITT Recommendations G. 321,
M. 550, M. 555 and M. 557.
4.2.1         Brief outline of the analysis used.
The Error Performance Objectives used for international ISDN connections, as defined in G. 821, are the performance classifications of errored seconds (ES), severely errored seconds (SES) an degraded minutes (DM).
These performance objectives are then apportioned according to the length of the link, in order to obtain the acceptable performance limits, for an international digital connection.

The M. 550. Recommendation finds it more realistic to consider the error performance  10.
of a system, as independent of the length but dependent on equipment density, and recommends that the G. 821 performance objectives for international paths be apportioned as detailed in 4.2.3 below.
4.2.2
G. 821 Error performance Objectives for International ISDN Connections
Severely Errored Seconds (SES): 0. 1%
Errored Seconds (ES): 8%
Degraded Minutes (DM): 10%
4.2.3
National Networks Apportionment
D < =500 km                        2. 0%
500 km < D < =1000 km      3. 0%
1000 km < D < =2500 km    4. 0%
2500 km < D < =5500 km    6. 0%
D > 5500 km                        8. 0%
4.3                 Calculation Of Error Allocation
The error performance of the path is now defined by the Reference Performance
Objectives (RPO), which is the maximum permissible degradation allocation to each parameter (ES, SES, DM), over a period of one month.
For example, for a National Primary Rate Digital Path (NPRDP) of 500 km;
RPO (ES)=3. 0% x 8. 0%
RPO
 (SES)
 = 3. 0% x 0. 1%
RPO
 (DM)
 = 3. 0% X 10. 0%
To minimise maintenance intervention, M. 550 recommends that an ageing margin of
0. 5 is introduced into the objectives, which now gives the Bring Into Service
Objectives (BISO).
B1SO = 0. 5 x RPO x Time

Where Time = duration of the test.     11.
The Bring Into Service Objectives apply only to a monitoring period of one month or more.
In many cases this is impractical. In order to monitor the performance of the system over a shorter period (e. g. 24 hours) and still be sure that the long term objectives (BISO) will be met, two threshold levels, S1 and S2, are introduced.
The values of S1 and S2 are chosen so that if the measured performance of the link over a 24 hours period is below the S1 value, then we can be 95% confident that the long term objectives for the link will be met.
If, however, the measured performance of the link over a 24 hours period is above the
S2 value, then we can be 95% confident that the long term objectives will not be met.
S1 = BISO-2BISO
S2 = BISO + 2 BISO
The Bring Into service Limits (BISL) of the link are determined for shorter periods of time by;
BISL (ES) = BISO (ES) x TIME x S1
BISL (SES) = BISO (SE3) x TIME x S1
BISL (DM) = BISO (DM) x TIME x S1
4.4      Jitter
Jitter parameters will be measured according to G. 823, at a bit rate of 2 M3it/s.
The tests involved are input jitter tolerance (limits are given in Table 2 of
Recommendation G. 823), maximum output jitter in the absence of input jitter (limits are given in Table 1 of G. 823) and the jitter transfer characteristics. All tests are done on an end to end basis.
The Jitter at all interfaces must be measured and should conform with the maximum permissible levels given in Table 1 of G. 823.

APPENDIX 5
A.
INTERCONNECT FEES - NATIONAL CALLS ORIGINATING ON THE PLMN
AND CONVEYED ON THE PSTN (vide 5. 2. 1)
Rate Group 1
Rate Group 2
Rate Group 3
Monday to Friday
07:
 00 - 18: 00
Monday to Friday
1 8: 00 - 20: 00
Saturday
07:
 00 - 1 3: 00
Monday to Friday
20:
 00 - 07: 00
Saturday
00:
00 - 07: 00
Saturday- 13:00-07:00
0. 21 Rands per minute
0. 14 Rands per minute
0. 10 Rands per minute
B.
DISCOUNTS ON INTERCONNECT FEES NATIONAL CALLS (vide 5. 2. 5)
Total annual amount payable to Telkom
by Vodacom (calculated from 1 June 1994)
for National, International, TBVC and
Community Service Calls
RO-7, 5 Million
R7, 5 Million - R15 Million
R1 5 Million -R30 Million
R30 Million - R40 Million
R40 Million +
Discount on Interconnect
Fees referred to in 5. 2. 1 of
main body of Agreement
      0%
    2, 5%
      5%
      10%
    12,
    5%
Monday

2.
C.
INTERCONNECT FEES FOR THE CONVEYANCE BY TELKOM OF
INTERNATIONAL CALLS ORIGINATING ON THE PLMN (vide 5. 3. 1)
Interconnect fee per minute =
Telkom Unit Charge x 0. 83 x

                                       60
Duration in seconds of metering period at applicable international rate
D.
INTERCONNECT FEES FOR THE CONVEYANCE OF INTERNATIONAL
CALLS DESTINED FOR THE PLMN (vide 5. 3. 2)
Interconnect fee per minute = R 0, 21

APPENDIX 6
Refer to accompanying PDF document for the Link Charges Table

APPENDIX 7
DISCOUNTS ON THE LINK CHARGES
1.
Discounts on the A and B tariffs referred to in this Appendix 7.
NUMBER OF 2 MBIT/S COFLS
PER ROUTE
1ST COFL
2ND, 3RD AND 4TH COFL
5TH AND SUBSEQUENT TO 64TH COFL
DISCOUNT ON INSTALLATION
CHARGES
0%
25%
NUMBER OF 2
MBIT/S COFLS
PER ROUTE
1
2 - 4
5- 15
1 7 - 6 4
DISCOUNTS ON
RENTAL BASED
ON SERVICE
LEVEL OF 99, 5%
0%
7, 5%
10%
     12,
      5%
DISCOUNTS ON
RENTAL BASED
ON SERVICE
LEVEL OF 99, 9%
    N/A
    0%
    2, 5%
     5%
DISCOUNTS ON
RENTAL BAS ED
ON SERVICE
LEVEL GREATER
THAN 99, 95%
    N/A
    0%
    0%
     0%
30%

2.
Discounts on the C tariff referred to in this Appendix 7.     2.
NUMBER OF 2 MBIT/S  C O F L S
PER ROUTE
1
2-4
5 - 1 0
11 - 15
DISCOUNT ON RENTAL (SERVICE
LEVEL GREATER THAN 99.95%

0%
7, 5%
For the purpose of determining installation and rental fee discounts on COFLs and the determination of service levels on such COFLs a route is defined as a group of 2 MBit/s systems -used to connect 2 elements within the same network or between 2 elements in different networks notwithstanding the physical routing of the systems. Further, in the case of
1 MSC connected to multiple POIs, such FOIs will be considered to be 1 element.
12.
5%
10%

 switching exchanges, as well as the C tariff  f o r the radial distance between the two Telkom switching exchanges.
*

Where the base station/base station controller/MSC equipment is situated on a Telkom switching exchange site and the A tariff and the C tariff are applied to a specific route, then the local end tariff (A tariff) will be waived for that specific site, provided that Vodacom provides the cable needed for the connection to the transmission equipment.
 3. COFLs between  M S C s and Telkom exchanges for interconnection to the PSTN
*

The COFLs required by Vodacom for interconnection to the PSTN (closest trunk exchange) from their MSC's will be split at Telkom's discretion between various trunk exchanges for security routing as well as for better traffic loading of the various trunk exchanges. Vodacom will be charged the A tariff for these COFLs.
 *          Where Vodacom requires COFLs for interconnection to the PSTN at distant
 trunk
 exchanges (eg. Petersburg) then Vodacom will be charged
 the tariff from its MSC to the nearest Telkom switching exchange, as well as the C tariff for the radial distance between the Telkom switching exchange and the distant trunk exchange.
 *        Where the MSC equipment is situated on a Telkom switching exchange site and COFLs are required by Vodacom for interconnection to the PSTN
(closest trunk exchange), these COFLs will be split at Telkom's discretion between various trunk exchanges for security routing as well as for better traffic loading of the various trunk exchanges. Vodacom will be charged the A tariff for these COFLs except for those COFLs that terminate on a trunk exchange on the same site as the MSC where the A tariff is waived in which case the cable needed for the connection to the transmission systems or exchange part should be provided by Vodacom.
*        Where Vodacom requires links for interconnection to the PSTN and request physical redundancy by alternate exchanges, then Vodacom will be charged the A tariff for those links which terminate on the closest trunk
2.

Interconnect
Agreement
Amendment
No: 1

AMENDMENT AGREEMENT NO 1
ENTERED INTO BETWEEN
TELKOM SA LIMITED
("TELKOM")
and
MOBILE TELEPHONE NETWORKS (PROPRIETARY) LIMITED
("MTN")
and
VODACOM (PROPRIETARY) LIMITED
("VODACOM")
(jointly "the Parties")
The Parties hereby agree to amend the Interconnection Agreement entered into on the one hand between Telkom and MTN ("the MTN Interconnection Agreement") and the
Interconnection Agreement on the other hand between Telkom and Vodacom ("the
Vodacom Interconnection Agreement") both on 16 February 1994 (jointly "the
Interconnection Agreements") as follows:
1.  By the substitution of the words "Vodacom Group (Pty) Ltd" wherever it appears in the Interconnection Agreements with "Vodacom (Pty) Ltd".
2.  By the deletion of clause 7 in the Table of Contents of the Interconnection
Agreements and the substitution thereof with the following:
"7. Exclusivity and service levels"
3.  By the deletion of the heading to clause 7 in the main body of the
Interconnection Agreements and the substitution thereof with the following:
"7. Exclusivity and service levels"
By the deletion of clause 7. 2 in the interconnection Agreements and the substitution thereof with the following:
4.

4. 1  In the MTN Interconnection Agreement:       2.
4.1.1
"7.2 Where Telkom does provide Fixed Links to MTN pursuant to this Part
II of the Agreement, then the Link Charges payable by MTN to
Telkom in respect thereof will be as provided for in 10, such Fixed
Links shall then be referred to as COFLs and the principles, procedures and conditions in respect of the service levels pertaining to COFLs as set out in Appendix 8 shall apply. "
4.2  In the Vodacom Interconnection Agreement:
4.2.1
"7.2 Where Telkom does provide Fixed Links to Vodacom pursuant to this
Part II of the Agreement, then the Link Charges payable by Vodacom to Telkom in respect thereof will be as provided for in 10, such Fixed
Links shall then be referred to as COFLs and the principles, procedures and conditions in respect of the service levels pertaining to COFLs as set out in Appendix 8 shall apply. "
5.             By the insertion of the words "and Surcharges" after the word "Charges" in line 4 of clause 10.1 of the Interconnection Agreements.
6.             By the insertion of the words "and Surcharges" after the words "installation charges" in line 1 of clause 10.4.1 of the Interconnection Agreements.
7.             By the deletion of clause 11.6 in the Interconnection Agreements in its entirety.
8.             By the deletion of clause 4.2.1 of Appendix 2 to the Interconnection
Agreements in its entirety and the substitution thereof with the following:
"The provisions of Appendix 8 shall apply to POILs".
9.             By the deletion of clause 2.4 in the Contents of Appendix 4 to each of the
Interconnection Agreements in its entirety and the substitution thereof with:
"2.4 SECURITY REQUIREMENTS. "
10 By the deletion of the heading to clause 2.4 of Appendix 4 to the
Interconnection Agreements and the substitution thereof with the following:
"2.4 Security Requirements. "
11.
By the deletion of the second and third paragraphs under clause 2.4 of
Appendix 4 to the Interconnection Agreements, such clauses starting with the words "Telkom undertakes that the " and ending with the words "
discussed between the Parties. "

12.
 By the deletion of clauses 3.1, 3.2, 3.3 and 3. 4 of Appendix 5 to the   4.
Interconnection Agreements in their entirety.
13.
 By the deletion of clause 3.6 of Appendix 5 to the Interconnection
Agreements in its entirety.
14.  By the deletion of Appendix 7 to the Interconnection Agreements in its
entirety.
15.   By the annexure to each of the Interconnection Agreements of a new
Appendix 7 which is annexed to this Amendment Agreement No 1, marked
"A" in the case of the MTN Interconnection Agreement and "B" in the case of the Vodacom Interconnection Agreement, end initialled by the Parties.
16.   By the annexure to each of the Interconnection Agreements of a new
Appendix 8 which is annexed to this Amendment Agreement No 1, marked
"C" in the case of the MTN Interconnection Agreement and "D" in the case of the Vodacom Interconnection Agreement, end initialled by the Parties.
The Parties agree that this Amendment Agreement No 1 will enter into force on the
1st day of the calender month after the month in which the Postmaster General approves this Amendment Agreement No 1.

SIGNED AT  PRETORIA

ON THIS  22nd  DAY OF AUGUST
1996
AS WITNESSES:
/S/                                                                                          /S
      for TELKOM SA LIMITED
SIGNED AT  PRETORIA
AS WITNESSES:
/S/                                               /S/
ON THIS 21st DAY OF  AUGUST
1996
MOBILE TELEPHONE NETWORKS
(PROPRIETARY) LIMITED
SIGNED AT PRETORIA
AS WITNESSES:
/S/                                                                                           /S/
 ON THIS 21st  DAY OF AUGUST
1996
for VODACOM
(PROPRIETARY) LIMITED

APPENDIX 7
TARIFFS, DISCOUNTS AND SURCHARGES FOR COFLs

CONTENTS
1.  LINK CHARGES
2.  DISCOUNTS AND SURCHARGES ON  LINK CHARGES
3.  EXPLANATORY NOTES ON COFL TARIFFS

Refer to accompanying PDF document for Link Charges Table

2.  DISCOUNTS AND SURCHARGES ON THE LINK CHARGES
2.1 Discounts on The A and 3 Tariffs  referred to in clause 1 hereof
NUMBER OF 2 MBIT/S COFLS PER ROUTE
1ST COFL
2ND, 3RD AND 4TH COFL
5TH AND SUBSEQUENT TO 64TH COFLS
DISCOUNT ON INSTALLATION CHARGE
0%
25%
30%
NUMBER OF
2 MBIT/S
COFLS PER
ROUTE
1
2 - 4
5 - 1 5
1 7 - 6 4
DISCOUNTS ON
RENTAL BASED
ON SERVICE
LEVEL OF  99. 3%
5%
10%
12.
 5%
1 5%
DISCOUNTS ON
RENTAL BASED
ON SERVICE
LEVEL OF 99. 5%
0%
7.
5%
10%
12.
 5%
DISCOUNTS ON
RENTAL BASED
ON SERVICE
LEVEL OF
95.
 9%
0%
0%
2.
5%
5%
DISCOUNTS ON
RENTAL BASED
ON SERVICE
LEVEL OF
99.
95%
0%
0%
0%
0%
2.2
Discounts on the C tariff  referred to in clause 1 hereof
NUMBER OF 2 MBlT/S COFLS PER
ROUTE
1
2 -
 4
5 - 1 0
11 - 1 5
DISCOUNT ON RENTAL BASED ON
SERVICE LEVEL OF 99. 95%
 0%
7.
5%
10%
12.
 5%
2.3
Surcharges on the A end B Tariffs referred to in clause 1 hereof
NUMBER OF 2
MBIT/S COFLS
PER ROUTE
1ST COFL
2ND, 3RD AND
4TH COFL
5TH AND
SUBSEQUENT
TO 64TH. COFLS
SURCHARGE ON
INSTALLATION
BASED ON
SERVICE LEVEL
OF 99. 3%
0%
0%
0%
SURCHARGE ON
INSTALLATION
BASED ON
SERVICE LEVEL
OF
 99.
 5%
0%
0%
0%
SURCHARGE ON
INSTALLATION
BASED ON
SERVICE LEVEL
OF 99. 9%
 75%
0%
0%
SURCHARGE
ON
INSTALLATION
BASED ON
SERVICE LEVEL
OF 99. 95%
75%
0%
0%

NUMBER OF 2
MBIT/S
COFLS PER
ROUTE
1
2
  - 4
5 -

16
17 - 64
SURCHARGE ON
RENTAL BASED
ON SERVICE
LEVEL OF 99. 3%
0%
0%
0%
0%
SURCHARGE ON
RENTAL BASED
ON SERVICE
LEVEL OF 99. 5%
0%
0%
0%
0%
SURCHARGE ON
RENTAL BASED
ON SERVICE
LEVEL OF 99. 9%
 75%
0%
0%
0%
SURCHARGE ON
RENTAL BASED
ON SERVICE
LEVEL OF
99.
25%
75%
0%
0%
0%
2.4
Surcharges on the C tariff referred to in clause 1 hereof
NUMBER OF 2 MBIT/S
COFLS PER ROUTE
1
2 - 4
5 -
 10
1 1 - 1 5
SURCHARGE ON
RENTAL FOR SERVICE
LEVELS 99. 3% AND
99.
 5%
0%
0%
0%
0%
SURCHARGE ON RENTAL
FOR SERVICE LEVELS
99.
 9% AND 99. 95%
75%
0%
0%
0%
2.5
For the purpose of determining installation and rental fee discounts on COFLs and the determination of service levels on such COFLs a route is defined as a group of 2 Mbit/s systems used to connect 2 elements within the same network or between 2 elements in different networks notwithstanding" the physical routing of the systems. Further, in the case of 1 MSC connected to multiple
POIs, such POIs will be considered to be 1 element.
3.          EXPLANATORY NOTES ON COFL TARIFFS
3.1
General
The rules and tariffs in this explanatory note to Appendix 7 are only applicable to COFLs.
3.2
COFLs between base stations and Base Station Controllers as well as Base
Station Controllers and the MSC's:
3.2.1
Where base stations end base station controllers are connected to one another and are within 100 km of one another, Then the 3 tariff will be applied. The same tariffing procedure shell apply to COFLs between base station controllers and MSC's within 100 km of one another.
3.2.2
Where base stations and base station controllers are connected to one another and the distance is greater than 100 km from one another, the
A  tariff will apply to -the COFLs between the base stations/base station

controllers and their nearest Telkom switching exchanges, as well as the    5.
C  tariff for the radial distance between the two Telkom switching exchanges. The same tariffing procedure shall apply to COFLs between base station controllers and MSC's where the distance is greater than
100 km from one another.
3.2.3
Where a daisy chain network is provided with up to four base stations end each base station in the chain is within 100 km of the next base station, then the B tariff will be applied. If there are base stations in the chain further than 100 km from one another, then the A tariff will apply
TO the COFLs between The base stations and their nearest Telkom switching exchanges, as well as the C tariff for the radial distance between the two Telkom switching exchanges. If the lest base station in the chain is within 100 km of The base station controller or MSC, then the B tariff will be applied. If the lest base station in the chain is further than 1 00 km from the base station controller or MSC, then the
A tariff will apply to the links between the base station controller/MSC end their nearest Telkom switching exchanges, as well as the C tariff for the radial distance between The TWO Telkom switching exchanges.
3.2.4
Where the base station/base station controller/MSC. equipment is situated on a Telkom switching exchange site and the A tariff end the
C tariff are applied to a specific route, the local end tariff (A tariff) will be waived for that specific site, provided that Vodacom provides the cable needed for the connection TO the transmission equipment
3.3     COFLs between MSC's end Telkom exchanges for interconnection to the PSTN
 3.3.1         The COFLs required by Vodacom for interconnection to the PSTN
 (closest trunk exchange) from their MSC's will be split at Telkom's discretion between various trunk exchanges for security routing as well as for better traffic loading of the various trunk exchanges. Vodacom will be charged the A tariff for these COFLs.
3.3.2
Where Vodacom requires COFLs for interconnection to the PSTN at distant trunk exchanges (e. g. Pietersburg) then Vodacom will be charged the tariff from its MSC TO The nearest Telkom switching exchange, as well as the C tariff for the radial distance between the
Telkom switching exchange and the distent trunk exchange.
3.3.3
Where the MSC equipment is situated on a Telkom switching exchange'
site and COFLs are required by Vodacom for interconnection to the
PSTN (closest trunk exchange), these COFLs will be split at Telkom's discretion between various trunk exchanges for security routing as well as for better traffic loading of the various trunk exchanges. Vodacom will be charged the A tariff for these COFLs except for those COFLs that terminate on a trunk exchange on the same site as the MSC where The
 A  tariff is waived in which case the cable needed for the connection to the transmission systems or exchange part should be provided by
Vodacom.

3.3.4
Where Vodacom requires links for interconnection TO The PSTN end request physical redundancy by alternate exchanges, Then Vodacom will be charged The A Tariff for Those links which terminate on The closest trunk exchange and 3 Tariff for those links which terminate on an alternate exchange as these links will cross exchange boundaries.
3.4
COFL G703 interfaces will be provided up to Vodacom's indicated distribution frame at no further charges than those indicated in the schedule, provided That all ducting should be done by Vodacom.

APPENDIX 8
PRINCIPLES, PROCEDURES AND CONDITIONS IN RESPECT OF SERVICE LEVELS
FOR CELLULAR OPERATOR FIXED LINKS (COFLs)

CONTENTS
1.  INTRODUCTION
2.  DEFINITIONS
 3.  SERVICE LEVELS
 4.
 MINIMUM CONFIGURATION FOR COFLs
5.  MEASUREMENT OF SERVICE LEVELS
6.  PENALTIES AND INCENTIVES
7.  FAULT HANDLING AND RECTIFICATION PROCEDURES
8.  TELKOM INTERCONNECT SERVICE DESK (ISD)
9.  TARIFFS, DISCOUNTS AND SURCHARGES FOR COFLs

PRINCIPLES, PROCEDURES AND CONDITIONS IN RESPECT OF SERVICE LEVELS
FOR CELLULAR OPERATOR FIXED LINKS (COFLs)
1.  INTRODUCTION
The Licence stipulates that Vodacom shall provide the Service at an availability of at least 95% of the time. For Vodacom to meet this requirement, it is necessary that COFLs be supplied and maintained at certain Service Levels ("the Service
Level/s"). This Appendix therefore addresses the principles, procedures and conditions in respect thereof. Each Party undertakes to ensure that its own staff adhere to the  agreed principles, procedures and conditions laid down in this
Appendix. No provision of this Appendix shell in any way effect any of either party's rights it has or may have by virtue of the provisions of the Agreement or the Multiparty Implementation Agreement.
2.  DEFINITIONS
2.1
Cellular Operator Fixed Link (COFL)
A COFL (as defined in the Agreement) may consist of one or more point-to-
point links.
2.2
"Point-to-Point Link
A point-to-point link. is a point-to-point connection between 2. elements within the same network or between 2 elements in different networks with a transmission speed of at least 2 MBit/s.
A point-to-point link consists of one or more links (transmission
Refer to accompanying PDF document for Point- to- Point link diag

NE: = Network Element
LE = Line Equipment
MW = Microwave
2.3
Network Element (NE)
A Network Element is the equipment associated with the termination of a
COFL, i. e. Telkom exchange, Vodacom Base Station, Vodacom MSC, etc.
2.4
Fault
A Fault is an incident that will effect the availability of a COFL as specified in clause 5.9 hereof.

3. SERVICE LEVELS         4.
3.1
Telkom and Vodacom agree that The following Service Levels will be available for permanent service and Temporary service COFLs requested by Vodacom.
3.1.1
Permanent Services
99. 95%
99. 90%
99. 50%
99. 30%
3.1.2
Temporary Services (as provided for in clause 11.4 of the Agreement)
99. 50%
99. 30%
3.2
The provision of COFLs at a specific Service Level is dependent on the minimum configurations specified in clause 4 below.
3.3
Service Levels ere only applicable to COFLs that have undergone proper acceptance testing to the satisfaction of both Parties as determined in clause 4 of Appendix 5. Existing COFLs will on the date that this Appendix enters into force be deemed TO have been properly tested and accepted.
3.4
If difficulties arise due to travelling time from maintenance centres to Network
Elements, Telkom may determine that a Service Level of 99. 3% shall apply.
Vodacom may either accept or reject such determination. If rejected, a
Service Level of 99. 5% shall apply. The agreement reached between the
Parties with regard to the application of a 99. 3% Service Level shall be in writing.
3.5
If Vodacom requests existing single COFLs with a Service Level of 99. 50% to be upgraded to a Service Level of 99. 95% or 99. 9%, the installation times for the additional equipment (links and/or protection switches as applicable), will be increased from 90 days, as applicable in the Agreement, to 120 days unless the Parties agree otherwise in writing. If Telkom finds that it is not feasible to install the additional equipment, Telkom will offer a Service Level of
99. 5%, provided that Telkom shall use it's best endeavours to provide the higher Service Level as requested. The agreement reached between the Parties with regard to the installation times and Service Level shall be in writing.
3.6
If Vodacom requests new single COFLs at a Service Level of 99. 95% or
99. 9% and Telkom finds that it is not feasible to install the additional equipment (links and/or protection switches as applicable), Telkom will offer a
Service Level of 99. 5%, provided That Telkom shall use it's best endeavours to provide the higher Service Level as requested. The agreement reached between the Parties with regard TO The Service Level shall be in writing.

3.7
If Telkom finds that it is not feasible to provide the link  referred to in paragraphs 3.5 and 3.6 above at the service level requested by Vodacom, and Vodacom does not accept the  offer of a service level of 99, 5%, Telkom shall within 5 Business Days of receiving such notice from Vodacom of
Vodacom's failure to agree, forward to Vodacom in writing a notice of its unwillingness to provide the requested service level or, alternatively state the conditions under which it would be so willing. Such conditions shall constitute an offer, which Vodacom shall then be entitled to either accept or reject within
10 Business Days.
4.
MINIMUM CONFIGURATIONS FOR COFLs
LE
NE
PSE
= Telkom Line Equipment
= Network Element
= Automatic 2 MBit/s Protection Switching Equipment
4.1
Configuration for a Service Level of 99. 5% and 99. 3%
For a COFL ordered by Vodacom at a Service Level of 99. 5% or 99. 3%,
Telkom shall not be obliged to provide diversity in any form (equipment or route) between two network elements.
Refer to accompanying PDF document for Point to point traffic link

4. 2
Configuration for a Service Level of 99. 9%
For COFLs ordered by Vodacom at a Service Level of 99. 9%, Telkom shall provide at least 2 point-to-point links with no route diversity, but with automatic protection switching equipment and with transmission equipment diversity. This configuration is only applicable where spare cable i.e. optic fibre or copper is already available along the route.

No
 of
COFLs
1
2-3
4-14
15-62
No of
routes
1
1
1
1
No of point-to-
point links
2
3-4
5-15
17-54
Protection
arrangement
(1 +1)
(N+1)
  ( N + 2 )
( N + 2 )
N = Number of point-to-point traffic carrying links.
4.3
Configuration for a Service Level of 99. 95%
For a COFL ordered by Vodacom at a Service Level of 99. 95%, Telkom shall provide at least 2 point-to-point links over 2 physically diverse routes with transmission equipment diversity end automatic protection switching equipment.
4. 3. 1
Single COFL
Refer to accompanying PDF document for Point- to- Point traffic diag
4. 3. 2
Two or more COFLs
The configuration depends on the number of physically diverse routes available. A maximum of 3 physically diverse routes per group of
COFLs will be provided to keep the configuration manageable. The choice between 2 or 3 physically diverse routes is a trade off between transmission equipment and spectrum. The optimum cost solution, as determined by Telkom, will be used.
Two physically diverse routes
\

Refer to accompanying PDF document for diag^

b)
Three physically diverse routes      7.
Refer to accompanying PDF document for Routing diagram

4.4
N = Number of point-to-point traffic carrying links.
Route Switching in Vodacom Equipment
If Vodacom decides to have route switching in its own equipment on 99. 95%
Service Level COFLs to save on point-to-point links between two Network
Elements, Telkom will remove/not install its protection switching equipment.
Telkom will still provide the COFLs over 2 or 3 physically diverse routes as detailed in clause 4. 3 hereof and Vodacom shell not transmit more than 100%
of the traffic capacity of the COFLs over the COFLs as ordered in accordance with the table in clause 4. 3 hereof. The Service Level of the individual point-
to-point links in the COFLs will be 99. 5%. The tariffs for the COFLs will still be charged at a Service Level of 99. 95% but Vodacom will receive a further discount of 5% on the monthly rental for the COFLs in this case.
4.5
Daisy Chains
Each of the COFLs connecting the Network Elements in a Daisy Chain configuration shall be considered to have a Service Level of 99. 5%, unless a
Service Level of 99. 9% or 99. 95% is specifically requested for a specific
COFL in the Daisy Chain, in which event the specified Service Level shall apply

to That particular COFL only. Each COFL in The Daisy Chain must be provided   8.
over diverse routes and diverse equipment from every other COFL in The Daisy
Chain, for reliability purposes. Any deviation from This rule must be negotiated and agreed to in writing between the Parties.
NE
COFL 1
NE
COFL 2
NE
COFL 3
NE
COFL 4
NE
COFL 5
5.    MEASUREMENT OF SERVICE LEVELS
5.1
Until such time as The availability can be measured continuously with dedicated surveillance equipment, the measurement of Service Levels will be based on the manual method of logging ell reported Faults at the Telkom ISD.
5.2
The Service Level of COFLs will be measured in terms of the availability of each individual COFL end will be assessed separately for each calender month.
5 3
The Service Level will be measured per COFL irrespective of the number of links used to provide the COFL.
5.4
The first period of assessment of a newly installed COFL shell commence on
The first day of the calendar month in which the link is installed.
5.5
The last period of assessment of a COFL cancelled by Vodacom shall end on the last day of the last full calendar month during which such link effectively, ceases to be in service.
5.6
When a COFL has been upgraded to a higher service level, the availability of such COFL shall continue to be measured in accordance with its former service level until the last day of the calendar month during which such COFL was upgraded and be measured in accordance with its new service level as from the first day of the calendar month following such upgrade.
5.7
When a COFL has been downgraded to a lower service level, the availability of such COFL shell be measured in accordance with its new service level as from the first day of the calendar month during which such COFL was downgraded.
5.8
Where a number of COFLs are affected by the same Fault, the unavailable time will be recorded against each individual COFL.
5.9
Service Levels will be measured at both Vodacom's and Telkom's ISD by logging unavailable time for each COFL on a monthly basis per calendar month. These figures will be reconciled weekly. A COFL is deemed to be unavailable when there is either no data throughput for a period greater than
10 seconds or when the  error ratio exceeds 10
.3
 for more than 10 consecutive
seconds.

5.10
Unavailable lime is defined as the lime from when a Fault is reported to    9.
Telkom's ISD to the lime when the service is  restored, either by repair of the
COFL or patching 10 an alternate link/s. and the Vodacom ISD has been notified that the service has been restored.
For example, if a COFL had two outages of 60 and 15 minutes respectively reported during a given month, the availability or Service Level for that month is calculated as:
.
Availability =  [1 minus (total outage time in minutes divided by total minutes in a month)] multiplied by 100
= [1 - (75 / (30 x 24 x 50))] x 100
= 99. 83%
For practical purposes, all calculations will be based on a 30 day month, irrespective of the actual number of days in a particular calendar month i. e.
Total minutes in month = 30 x 24 x 60 = 43 200.
5.11
Allowable outage times per month for the Service Levels ere therefore specified as follows:
Service Level
99.
99.
99.
95%
90%
50%
30%
Allowable
21.
43.
215
302
6
2
. 0
. 4
outage time
minutes
minutes
minutes
minutes
per
per
per
per
per month
month
month
month
month
5.12
The availability figure will exclude the following times:
a)  Elapsed time from when the Fault is reported to the Telkom ISD after hours until the start of the following Business Day if Vodacom elects not to make use of Telkom's after hours repair service.
b)  The time lost in the case where repairs are started during normal hours, stopped after hours end resumed the following Business Day with the consent of Vodacom.
c)  The time lost when failures cannot be repaired due to a lack of  access to Vodacom sites and/or lack of assistance from Vodacom.
d)  The time lost due to Vodacom's ISD not being available to, receive a
Fault clear report.
e)  The time lost due to planned outages (scheduled maintenance) as provided for in clause 3.1.1.2 of Appendix 3 as well as planned outages due to the relocation of COFLs on the same premises. Where the planned outage time exceeds the agreed time frames, the extra time will be regarded as outage time to be added to the unavailability time of a
COFL unless Vodacom's ISD agrees to the extension of the planned outage time. Where a planned outage time is requested less than 14 days before the planned outage (unscheduled maintenance), the outage time will be added to the unavailability time of a COFL unless the
 Vodacom's ISD agrees to this short notice planned outage.
99.

10
5.13
Only Faults due 10  failures of Telkom equipment or Telkom working party involvement or 50% of the outage time due to Faults cleared as "no Fault found", will be taken into account when calculating individual COFL availability.
5.14
Clause 21 of the Agreement (Force Majeure) will be applicable to the repair of Faults and the measurement of Service Levels.
6.     PENALTIES AND INCENTIVES
6.1
Telkom will pay Vodacom a monthly penalty per COFL, as determined with reference to the Table in clause 6. 3 below, when the COFL's average availability over a calendar month is below the agreed Service Level for that
COFL. The penalty is limited to a maximum of 100% of the monthly rental for that COFL. The basic principle being that penalties may not exceed the actual amount received by Telkom in payment for each COFL.
6.2
Vodacom will pay Telkom a monthly incentive per COFL, as determined with reference to the Table in clause 6.3 below, when the COFL's average availability over a calender month is above the agreed Service Level for that
COFL. The total monthly incentive for ell COFLs leased by Vodacom is limited to 100% of the total monthly penalties for ell COFLs leased by Vodacom and no accumulation of penalties/incentives will take place from one month to the next.
6.3
The following penalties/incentives per COFL will be payable by the Parties when a COFL's average availability over a calender month is below/above the agreed Service Level for that COFL:
Service
level
99. 95%
99 .90%
99. 50%
99. 30%
Penalty per
below Service
R20. 00
R12. 50
R 5. 00
R 5. 00
minute when
Level
Incentive per
above Service
R2. 22
R1. 38
R0. 40
 R0.275
minute when
Level
.
7.    FAULT HANDLING AND RECTIFICATION PROCEDURES
7.1
Reporting of Fault
All Faults relating to COFLs shall be reported to Telkom's ISD as described in
Appendix 3. The Telkom ISD will report Faults relating to The Telkom network to the relevant maintenance sections of Telkom according to internal fault reporting procedures.
Only Faults in the Telkom network may be reported to the Telkom ISD Where reported Faults are proven by Telkom to be in the PLMN, a Fault location fee of R150. 00 will be charged by Telkom. Where Faults are referred back to

Vodacom by Telkom, but proven to be in the Telkom network, a fee of    11.
R150. 00 will be charged by Vodacom.
7.2
After Hours Repair Service
After hours Fault reports will also be handled by the ISD. An additional fee of
R640. 00, provided that Vodacom accepts the charge on each occasion, will be charged for after-hours repairs. Only one after hours call-out fee, regardless of the number of Telkom personnel involved, will be charged per single Fault reported to the Telkom ISD after hours.
The after hours repair service will be rendered during The following hours:
Mondays to Thursdays
Weekends
Public holidays
from 17: 00 until 07: 30 The next day.
from Fridays 15: 30 until 07: 30 on Mondays.
from 17: 00 on the preceding Business Day
until 07: 30 on the next Business Day.
7.3
Recurring Faults
For the purpose of this Appendix, a Recurring Fault is defined as en instance where 3 Faults are reported on the seme COFL within a sliding period of 3 months. In the case of a Recurring Fault, Telkom will take ell reasonable measures to find and clear the Fault by means of special investigations with the view to repair, re-route or provide a temporary alternate link, if possible, TO improve The quality of service. Telkom will report back to Vodacom within 24 hours of a Fault. being identified as a Recurring Fault and provide information on the possible cause of The Fault and the remedial action that is being planned.
7.4
Access to Vodacom Sites Housing Transmission Line Terminating Equipment
When Faults on the COFLs at Vodacom sites are reported, Vodacom shall provide  access end/or assistance to Telkom maintenance personnel at these sites during testing and repair of the Fault.
7.5
General Escalation Procedure
A general escalation procedure, a copy of which shall be furnished by both
Parties upon request, will be established for all operation and maintenance activities and will contain contact telephone numbers that will be updated as and when changes occur.
7.6
Escalation Procedures within Telkom
7.6.1
A COFL with a Service Level of 99. 95%, which is unavailable for longer than 60 minutes, will be classified as a catastrophic failure and escalated to the area manager: network business unit. A COFL with a
Service Level of 99. 95%, which is unavailable for longer then 216

12
minutes, will be escalated to the executive: delivery (network business unit).
7.6 2
The above escalation procedure will also apply to COFLs with Service
Levels of 99. 5% when:
a)  an upgrade of a single COFL from 99. 5% to 99. 95% is not achieved by Telkom within 120 days after the receipt of an official request from Vodacom for such an upgrade, or when both Parties agree that it is not feasible to install the additional equipment, as provided for in clause 3.5 hereof.
b)  both Parties agree that it is not feasible to install the additional equipment for a new single 99. 95% COFL, as provided for in clause 3. 6 hereof.
8.    TELKOM INTERCONNECTION SERVICE DESK  ( I S D )
8.1
This clause expands the responsibilities of the Telkom ISD, as defined in, clause 2.1 of Appendix 3, in order to facilitate the accurate recording of availability end to provide efficient Fault restoration.
8.2    Functions of the Telkom ISD
Fault report points.
8.2.1      Receive Fault reports from Vodacom, either directly or via nominated
8.2.2      Issue a unique reference number to Vodacom when a Fault is reported.
8.2.3      Direct the localising of Faults.
8.2.4
Control the return to service of COFLs after Fault clearance, routine maintenance etc.
8.2.5
Be familiar with the re-routing possibilities of any COFL under its control.
8.2.6
Advise Vodacom (or ensure it is done) of the progress of Fault clearance where appropriate i. e. in the case of lengthy outages.
8.2.7     Advise Vodacom when the Fault has been rectified.
8.2.8
Keep accurate records of COFL outages. Records should include (in addition to information necessary for availability assessment), but not be limited to:
a)  Name of Vodacom representative who reported the Fault.
 b)  Unique  reference number.
c) Vodacom's description of the problem.
 d)   Date and time of ell incidents/actions related to a Fault.

 e)  Estimated time to repair.      13.
 f)  Priority of the problem.
g) End-to end COFL  reference .
 h)  COFL outage time.
 i)  Location of the Fault.
j)  Nature of the Fault.
 8.2.9          Supply Vodacom with weekly Fault reports specifying the minimum details as required in clause 8.2.8 hereof.
8.2.10
Calculate and provide availability figures for all Vodacom COFLs for each calendar month. The availability figures calculated by the Telkom
ISD and the Vodacom ISD will be compared weekly and reconciled.
8.2.11
Analyse weekly, monthly end yearly failure statistics to produce service performance reports in order to establish trends end determine the general quality of service provided. This information will be used to identify problem areas end where appropriate initiate escalation procedures to rectify the problems.
9.0     TARIFFS, DISCOUNTS AND SURCHARGES FOR COFLs
All tariffs, discounts and surcharges relating to this Appendix 8 are set out in
Appendix 7.

 Interconnect
 Agreement
 Amendment
 No: 2

AMENDMENT AGREEMENT NO 2
ENTERED INTO BETWEEN
TELKOM SA LIMITED
("TELKOM")
and
MOBILE TELEPHONE NETWORKS (PROPRIETARY) LIMITED
("MTN")
and
VODACOM (PROPRIETARY) LIMITED
("VODACOM")
(jointly "the Parties")
The Parties hereby agree to amend the Interconnection Agreement entered into on the one hand between Telkom and MTN ("the MTN Interconnection Agreement") and
the Interconnection Agreement on the other hand between Telkom and Vodacom
("the Vodacom Interconnection Agreement") both on 16 February 1994 (jointly "the
Interconnection Agreements") as follows:
1             By the deletion of Appendix 7 to the Interconnection Agreements in its
entirety.
2              By the annexure to each of the Interconnection Agreements of a new
Appendix 7 which is annexed to this Amendment Agreement No 2, marked
"A" in the case of the MTN Interconnection Agreement and "B" in the case of the Vodacom interconnection Agreement, and initialled by the Parties.
3             By the insertion of the following new clause in the interconnection
Agreements, reading as follows:
3.1           In the MTN Interconnection Agreement:
3.1.1
"10.7
Should MTN request Telkom to join, relocate, split or cut back existing COFLs, whether such COFLs were procured as permanent or temporary services, MTN shall pay to Telkom discounted Link
Charges as set out in Appendix 7. "
3.2        In the Vodacom Interconnection Agreement:
3.2.1
 "10.7
Should Vodacom request Telkom to join, relocate, split or cut back existing COFLs, whether such COFLs were procured as permanent or temporary services, Vodacom shall pay to Telkom discounted Link
Charges as set out in Appendix 7. "
4               By the insertion of the following new clause in the Interconnection
Agreements, reading as follows:
"10.8         The provisions of clauses 8, 9, 10 and 11.1 to 11. 3 shall mutatis mutandis apply in respect of COFLs which are to or have been joined, relocated, split,  or cut back, provided that where a discounted installation charge is payable in terms of Part 4 of
Appendix 7. no discounts in respect of installation charges as provided for in clause 10.2 shall apply. "
5              By the deletion of clause 11.5 in the Interconnection Agreements and the substitution thereof with the following:
5.1         In the MTN Interconnection Agreement:
5.1.1
 "11.5
The Parties shall negotiate with one another in good faith with a view to reaching agreement between them in writing as soon as reasonably practicable after the Signing Date on possible discounts to be granted to MTN by Telkom in respect of any extended contract period for COFLs. "
5.2         In the Vodacom Interconnection Agreement:
5.2.1
 "11.5
The Parties shall negotiate with one another in good faith with a view to reaching agreement between them in writing as soon as
reasonably practicable after the Signing Date on possible discounts to be granted to Vodacom by Telkom in respect of any extended contract period for COFLs. "

SIGNED AT  PRETORIA

ON THIS  5th  DAY OF JANUARY
1998
AS WITNESSES:
/S/                                                                                          /S
      for TELKOM SA LIMITED
/S/
SIGNED AT SANDTON
AS WITNESSES:
/S/                                               /S/

/S/
ON THIS 12TH  DAY OF  JANUARY
1998
MOBILE TELEPHONE NETWORKS
(PROPRIETARY) LIMITED
SIGNED AT SANDTON
AS WITNESSES:
/S/                                                                                           /S/

/S/
 ON THIS 7 th  DAY OF JANUARY
1998
for VODACOM
(PROPRIETARY) LIMITED

APPENDIX 7
LINK CHARGES, DISCOUNTS AND SURCHARGES FOR COFLs

CONTENTS
1.          LINK CHARGES
2.     DISCOUNTS AND SURCHARGES ON LINK CHARGES
3.           EXPLANATORY NOTES ON LINK CHARGES
4.
DISCOUNTED LINK CHARGES APPLICABLE TO THE JOINING, RELOCATING,
SPLITTING OR CUTTING BACK OF COFLs

LINK CHARGES, DISCOUNTS AND SURCHARGES FOR COFLs
1.
LINK CHARGES
1.1    Permanent services
Type of link
Local ends (within MRA) between
premises and exchange
A Tariff
Inter-premises connections between
two premises or between premises
and foreign exchanges
B Tariff
Main links between end exchanges
C Tariff
Radial
distance
(km)
Flat Rate

 0 to 20
> 20 TO 30
> 30 TO 40

 40 TO 50
> 50 TO 1 00
Radial
distance (km)
 0 to 50
> 5 0 t o 200
> 200 to 400
>400
2 Mbit/s
R Excluding VAT
Installation
Charge
16 294. 00
16294. 00
16 294. 00
16294. 00

1 6 294. 00
16 294. 00
Monthly
Fixed Cost
480. 00
3 104. 76
7 201. 11
10492.30

Monthly
Rental
1 299. 00
1 515. 00
2 043. 00
3 077.00

3 275. 00
5 005. 00
Monthly
Rental per km
90.50

37.99

17.51

9.28
2 Mbit/s
R Including VAT
Installation
Charge
18 575.16

18 575. 16
18 575.16

18 575. 16
18 575. 16
1 8 5 7 5 . 16
Monthly
Fixed Cost
547.20

3 539. 43
8 209. 27
11 961. 22
Monthly
Rental
1 480. 86
1 727. 10
2 329. 02
3 507. 78
3 733. 50
5 705. 70
Monthly
Rental per km
103.17

43.31

19.96

10.587

1. 2    Temporary services
Type of link
Local. ends (within MRA) between
premises and exchange
A Tariff
Inter-premises connections between
Two premises or between premises
and foreign exchanges
B Tariff
Main links between end exchanges
C Tariff
Radial
distance
(km)
Flat Rate
O t o 2 0
> 20 to 30
> 30 to 40
>40to 50
> 50 to 1 00
Radial
distance
(km)
0
 to 50
> 50 to 200
> 200 to 400
>400
2 Mbit/s
R Excluding VAT
Installation
Charge
20 367. 00
20 367. 00
20 367. 00
20 367. 00
20 367. 00
20367. 00
Hourly Fixed
Cost
-
-
.
-
Hourly
Rental
2. 22
2.
59
3. 50
5. 27
5. 61
8. 57
Hourly Rental
per
 km
0. 27
0. 15
0. 10

0.07                          .
2 Mbit/s
R Including VAT
Installation
Charge
23218. 38
23218.38

23218. 38
23218.38.

23218. 38
23218. 38
Hourly Fixed
Cost
.
.
.
Hourly
Rental
2. 53
2. 95
3. 99
6. 01
6. 40
9. 77
Hourly Rental
per
 km
0. 308
 0. 171
0.
114
0. 08

2.     DISCOUNTS AND SURCHARGES ON LINK CHARGES
2.1
Discounts on the A and B tariffs referred to in Part 1 of this Appendix 7
NUMBER OF 2 MBIT/S COFLS PER ROUTE
1 ST COFL
2ND, 3RD AND 4TH COFL
5TH AND SUBSEQUENT TO 64TH COFLS
DISCOUNT ON INSTALLATION CHARGE
0%
25%
30%
NUMBER OF
2 MBIT/S
COFLS PER
ROUTE
1
2 - 4
5- 16
1 7 - 6 4
DISCOUNTS ON
RENTAL BASED
ON SERVICE
LEVEL OF 99. 3%
5%
10%
12.5%

15%
DISCOUNTS ON
RENTAL BASED
ON SERVICE
LEVEL OF 99. 5%
0%
75%.

10%
12.5%

DISCOUNTS ON
RENTAL BASED
ON SERVICE
LEVEL OF 99. 9%
0%
0%
2.5%

5%
DISCOUNTS ON
RENTAL BASED
ON SERVICE
LEVEL OF 99. 95%
0%
0%
0%
0%
2.2    Discounts on the C tariff referred to in Part 1 of this Appendix 7
NUMBER OF 2 MBIT/S COFLS PER ROUTE
1
2 - 4
5- 10
1 1 - 1 6
DISCOUNT ON RENTAL BASED ON
SERVICE LEVEL OF 99. 95%
0%
7.5%

10%
12.
 5%
2.3
Surcharges on the A and B tariffs referred to in Part 1 of this Appendix 7
NUMBER OF 2
MBIT/S COFLS
PER ROUTE
1 ST COFL
2ND, 3RD AND
4TH COFL
5TH AND
SUBSEQUENT
TO 64TH COFLS
SURCHARGE ON
INSTALLATION
BASED ON
SERVICE LEVEL
OF 99. 3%
0%
0%
0%
SURCHARGE ON
INSTALLATION
BASED ON
SERVICE LEVEL
OF 99. 5%
0%
0%
0%
SURCHARGE ON
INSTALLATION
BASED ON
SERVICE LEVEL
OF 99. 9%
75%
0%
0%
SURCHARGE ON
INSTALLATION
BASED ON
SERVICE LEVEL
OF 99. 95%
75%
0%
0%

NUMBER OF 2
MBIT/S COFLS
PER ROUTE
1
2 - 4
5- 16
17-
 64
SURCHARGE ON
RENTAL BASED
ON SERVICE
LEVEL OF 99. 3%
0%
0%
0%
0%
SURCHARGE ON
RENTAL BASED
ON SERVICE
LEVEL Or 99. 5%
0%
0%
0%
0%
SURCHARGE ON
RENTAL BASED
ON SERVICE
LEVEL OF 99. 9%
75%
0%
0%
0%
SURCHARGE ON
RENTAL BASED
ON SERVICE
LEVEL OF 99. 95%
75%
0%
0%
0%
2.4
Surcharges on the C tariff referred to in Part 1 of this Appendix 7
NUMBER OF 2 MBIT/S
COFLS PER ROUTE
1
2 - 4

5 - 10
11 - 16
SURCHARGE ON RENTAL
FOR SERVICE LEVELS
99.
 3% AND 99. 5%
0%
0%
0%
0%
SURCHARGE ON RENTAL
FOR SERVICE LEVELS
99.
 9% AND 99. 95%
75%
0%
0%
0%
2. 5
For the purpose of determining installation and rental fee discounts on COFLs and the determination of service levels on such COFLs a route is defined as a group of 2 Mbit/s systems used to connect 2 elements within the same network or between 2 elements in different networks notwithstanding the physical routing of the systems. Further, in the case of 1 MSC connected to multiple
POIs, such POIs will be considered to be 1 element.
3.           EXPLANATORY NOTES ON LINK CHARGES
3.1
General
The rules and Link Charges in this explanatory note to Appendix 7 are only applicable to COFLs.
3.2
COFLs between Base Stations and Base Station Controllers as well as Base
Station Controllers and the MSCs:
3.2.1
Where Base Stations and Base Station Controllers are connected to one another and are within 100 km of one another, then the B tariff will be applied. The same tariffing procedure shall apply to COFLs between
Base Station Controllers and MSCs within 100 km of one another.
3.2.2
Where Base Stations and Base Station Controllers are connected to one another and the distance is greater than 1 00 km from one another, the
A tariff will apply to the COFLs between the Base Stations/Base Station
Controllers and their nearest Telkom switching exchanges, as well as the C tariff for the radial distance between the two Telkom switching exchanges. The same tariffing procedure shall apply to COFLs between
Base Station Controllers and MSCs where the distance is greater than
100 km from one  another .
3.2.3          Where a daisy chain network is provided with up to four Base Stations and each Base Station in the chain is within 100 km of the next Base
Station, then the B tariff will be applied. If there are Base Stations in the chain further than 100 km from one another, then the A tariff will apply to the COFLs between the Base Stations and their nearest Telkom switching exchanges, as well as the C tariff for the radial distance between the two Telkom switching exchanges. If the last Base Station in the chain is within 100 km of the Base Station Controller or MSC, then the B tariff will be applied. If the last Base Station in the chain is further than 100 km from the Base Station Controller or MSC, then the
A tariff will apply to the links between the Base Station Controller/MSC and their nearest Telkom switching exchanges, as well as the C tariff for the radial distance between the two Telkom switching exchanges.
3.2.4
Where the Base Station/Base Station Controller/MSC equipment is situated on a Telkom switching exchange site and the A tariff and the
C tariff are applied to a specific route, the local end tariff (A tariff) will be waived for that specific site, provided that Vodacom provides the cable needed for the connection to the transmission equipment.
3.3
COFLs between MSCs and Telkom exchanges for interconnection to the PSTN
3.3.1
The COFLs required by Vodacom for interconnection to the PSTN
(closest trunk exchange) from their MSCs will be split at Telkom's discretion between various trunk exchanges for security routing as well as for better traffic loading of the various trunk exchanges. Vodacom will be charged the A tariff for these COFLs.
3.3.2          Where Vodacom requires COFLs for interconnection to the PSTN at distant trunk exchanges (e. g. Pietersburg) then Vodacom will be charged the tariff from its MSC to the nearest Telkom switching exchange, as well as the C tariff for the radial distance between the
Telkom switching exchange and the distant trunk exchange.
3.3.3          Where the MSC equipment is situated on a Telkom switching exchange site and COFLs are required by Vodacom for interconnection to the
PSTN (closest trunk exchange), these COFLs will be split at Telkom's discretion between various trunk exchanges for security routing as well as for better traffic loading of the various trunk exchanges. Vodacom will be charged the A tariff for these COFLs except for those COFLs that terminate on a trunk exchange on the same site as the MSC where the A tariff is waived in which case the cable needed for the connection to the transmission systems or exchange part should be provided by
Vodacom.

3.3.4
Where Vodacom requires links for interconnection to the PSTN and request physical redundancy by alternate exchanges, then Vodacom will be charged the A tariff for those links which terminate on the closest trunk exchange and B tariff for those links which terminate on an alternate exchange as these links will cross exchange boundaries.
3.4
COFL G703 interfaces will be provided up to Vodacom's indicated distribution frame at no further charges than those indicated in the schedule, provided that all ducting should be done by Vodacom.
4.
DISCOUNTED LINK CHARGES APPLICABLE TO THE JOINING, RELOCATING,
SPLITTING OR CUTTING BACK OF COFLs
In this Part 4:
-     "installation charge" refers to the installation charges provided for in Part 1 of this Appendix 7:
-     "Base Station" includes Base Station Controllers, Mobile Switching Centres and/or hub nodes.
4.1     Discounted Link Charges for the joining of COFLs
Description
Joining of two COFLs on the
same premises. (Figure 1)
Installation
R3
 000.00
(Excl. VAT).
Rental
Standard monthly
rental for the new
COFL (i. e. the
joining of the two
existing COFLs into
a single COFL) will
be applicable from
the time the work
            was completed.

Refer to accompanying PDF document for  COFL diag

Outstanding rental for original
permanent COFL before its
one year contract period has
expired
Outstanding monthly rental
for each individual COFL will
be waived.

4.2      Discounted Link Charges for the relocating of COFLs
Description
Relocation of COFLs on the
same premises (no additional
Telkom transmission
equipment required).
Relocation of COFLs to
different premises (additional
Telkom transmission
equipment required).
Relocation of COFLs to
different premises and
connection is provided by
means of a tie cable of up to
1 50 metres (no additional
Telkom transmission
equipment required).
Installation
R3 000.00

(Excl. VAT)
per
 end.
Full
installation
charge
applicable.
R3 000.00

(Excl. VAT)
per
 end.
Rental
Standard monthly
rental will remain
unchanged.
Standard monthly
rental will be
applicable from the
time the work was
completed.
Standard monthly
rental will be
applicable from the
time the work was
completed.
     Outstanding rental for original
     permanent COFL before its
    one year contract period has
     expired
     N/A
     Outstanding monthly rental
    will be waived.
     Outstanding monthly rental
    will be waived.
4.3      Discounted Link Charges for the splitting of COFLs
Description
Splitting of a COFL on the
same premises due to the
insertion of a Base Station.
Jumpering and cabling required
(no additional Telkom
transmission equipment
required). (Figure 2)
Splitting of a COFL on the
same premises due to the
insertion of a Base Station
(additional Telkom
transmission equipment
required). (Figure 3)
Installation
    R3
    000.
 00
   (Excl. VAT)
    per
      end.
    Half
    installation
    charge
    applicable
    per
     end.
Rental
    Standard monthly
    rental for 2 new
    COFLs (i. e. the
    existing COFL which
    was split into 2
    COFLs) will be
    applicable from the
    time the work was
    completed.
    Standard monthly
    rental for 2 new
    COFLs (i. e. the
    existing COFL which
    was split into 2
    COFLs) will be
    applicable from the
     time the work was
    completed.
Outstanding rental for original
permanent COFL before its

one year contract period has
expired
      Outstanding monthly rental
     will be waived.
     Outstanding monthly rental
     will be waived.

Refer to accompanying PDF document for COFL diagram

4.4      Discounted Link Charges for the cutting back of COFLs
Description
Cut back of a COFL to new
premises due to the insertion
of a Base Station. Jumpering
and cabling required (no
additional Telkom
transmission equipment
required). (Figure 4)
Cut back of a COFL to new
premises due to the insertion
of a Base Station (additional
Telkom transmission
equipment is required).
(Figure 5)
Installation
R3
 000. 00
(Excl. VAT)
per
 end.
Half
installation
charge
applicable
per
 end.
Rental
Standard monthly
rental for 1 new
COFL (i. e. portion of
existing COFL which
was retained) will be
applicable from the
time the work was
completed.
Standard monthly
rental for 1 new
COFL (i. e. portion of
existing COFL which
was retained) will be
applicable from the
time the work was
completed.
Outstanding rental for the
cancelled portion of original
permanent COFL before its
one year contract period has
expired
Outstanding monthly rental
will be due on the cancelled
portion of the existing COFL.
The outstanding rental will be
calculated on the group radial
distance of the cancelled
portion of the existing COFL.
Outstanding monthly rental
will be due on the cancelled
portion of the existing COFL.
The outstanding rental will be
calculated on the group radial
distance of the cancelled
portion of the existing COFL.

Refer to accompanying PDF document for COFL diagram

Amendment
Agreement
No
 3

AMENDMENT AGREEMENT NO 3
ENTERED INTO BETWEEN
 TELKOM SA LIMITED
 ("TELKOM")
and
 MOBILE TELEPHONE NETWORKS (PROPRIETARY) LIMITED
 ("MTN")
and
VODACOM (PROPRIETARY) LIMITED
("VODACOM")
(jointly "the Parties")
The Parties hereby agree to amend the Interconnection Agreement entered into on the one hand between Telkom and MTN ("the MTN Interconnection Agreement")
and the Interconnection Agreement on the other hand between Telkom and
Vodacom ("the Vodacom Interconnection Agreement") both on 16 February 1994
(jointly "the Interconnection Agreements") as follows:
By the insertion of the following new definitions in the Interconnection
Agreements, reading as follows:
2.1.60
"CPP Operator"
2.1.61
"CPP Service"
any person who is in the
business of providing a CPP
Service and who has an
agreement with Telkom;
a tone and numeric or alpha-
numeric Caller Pays Paging
(CPP) Service whereby a Call is
routed to a CPP Operator from
where Messages are conveyed
to Paging Terminal Equipment;

 2.1.62                 "Paging Terminal Equipment"
a paging terminal capable of
providing tones, numeric
 characters or alpha-numeric
 characters, which paging
terminal is connected to the
switching centre of a CPP
Operator. "
By the insertion of the following new clause 5.2.1. A in the MTN
Interconnection Agreement, reading as follows:
"5.2.1.A
National Calls to CPP Services
5.2.1. A.1
Where a National Call originates on the PLMN and is made to a number on the PSTN with the prefix 0880, such number having
been allocated for a CPP Service, MTN shall, in addition to the amounts payable in terms of 5. 2. 1, pay to Telkom, acting as agent for the CPP Operator/s, for each rate group specified in
Part E of Appendix 6, an amount: calculated in accordance with the following formula:
U = L x M
Where
U         =              the amount in Rand to be paid to Telkom by MTN
for the rate group referred to in M in respect of a
particular Accounting Period; and
L         =               the total duration in seconds of all Calls referred to
in this clause 5.2.1.A for such rate group in
respect of such Accounting Period; and
M         =              the applicable per minute rate for a particular rate
group as specified in Part E of Appendix 6, as
amended from time to time in accordance with
5.2.1.A.4.
5.2.1.A.2          The billing procedures set out in 6.1 and 6.3 up to and
including 6.12 shall mutatis mutandis apply to the additional amounts payable in terms of this clause 5.2.1.A. In respect of such billing procedures
5.2.1.A.2.1
the accounting summary from MTN shall reflect Billing
Information, including amounts payable for the rate
groups contemplated in Part E of Appendix 6, separate
for each relevant CPP Operator;
 60

 5.2.1.A.2.2
'Interconnect Fees' in 5. 4 shall be read as referring to
The additional amounts contemplated in this clause
5.2.1.A.
 5.2.1.A.3        In respect of the additional amounts payable by MTN to Telkom in terms of this clause 5.2.1.A, Telkom shall allocate and make payment of such amounts to each relevant" CPP Operator
whose services are accessed by the prefix 0880 from the
PLMN.
5.2.1.A.
4 Telkom may from time to time, following negotiations with the
CPP Operators, in writing notify MTN of a change to the value of M as set out above. Upon receipt by MTN of the aforesaid
notice, Part E of Appendix 6 shall be deemed to be amended
accordingly, provided that the notified change to the value of M does not:
5.2.1.A.4.1                    exceed the amount per minute that Telkom pays over to
the CPP Operators for access to the CPP Services from
the PSTN; and
5. 2. 1. A. 4.2                at the time of Telkom concluding negotiations with the
relevant CPP-Operators, exceed the then current value of
Many a factor which is greater than the percentage year
on year increase in the Consumer Price index  f o r all
goods as published  b y the Department  o f Statistics from time to time
5.2.1.A.5          Changes to the value of M, notified by Telkom to MTN in
accordance with 5.2.1.A.4, shall become effective and be
implemented on the first day of the Accounting Period that
follows on the expiry of 28 days after the date of receipt by
MTN of the said notice.
5.2.1.A.6          If for any reason whatsoever, Telkom gives MTN notice that the agreement between Telkom and a particular CPP Operator
has come to an end, the provisions of this clause 5.2.1. A shall terminate in respect of such CPP Operator as from the date
specified by Telkom in such notice. In the event of notification as contemplated in this clause 5.2.1.A.6, the Parties shall have no further recourse against one another, except for the
finalisation of billing procedures prior to the date of termination as aforesaid. "
3        By the insertion of the following new clause 5.2.1.A in the Vodacom
Interconnection Agreement, reading as follows:

 "5.2.1.A
National Calls to CPP Services
5.2.1.A.1
Where a National Call originates on the PLMN and is made to a number on the PSTN with the prefix OB80, such number having
been allocated for a CPP Sendee, Vodacom shall, in addition to the amounts payable in terms of 5.2.1, pay, to Telkom, acting as agent for the CPP Operator/s, for each rate group specified in Part E of Appendix 6. an amount calculated in accordance
with the following formula:
U = L  x M
60
Where
 U  =   the amount in Rand to be paid to Telkom by
 Vodacom for the rate group referred to in M in
 respect of a particular Accounting Period; and
 L  =   the total duration in seconds of all Calls referred to
 in this clause 5.2.1.A for such rate group in
 respect of such Accounting Period; and
 M  =   the applicable per minute rate for a particular rate
group as specified in Part E of Appendix 6, as
amended from time to time in accordance with
 5.2.1.A.4.
5.2.1.A.2            The billing procedures set out in 6.1 and 5.3 up to and
 including 6.12 shall mutatis mutandis apply to the additional amounts payable in terms of this clause 5.2.1.A. In respect of such billing procedures
5.2.1.A.2.
1 the accounting summary from Vodacom shall reflect
Billing Information, including amounts payable for the
rate groups contemplated in Part E of Appendix 6,
separate for each relevant CPP Operator;
5.2.1.A.2.
2 'Interconnect Fees' in 6.4 shall be read as referring to
the additional amounts contemplated in this clause
5.2.1.A.
5.2.1.A.3           In respect of the additional amounts payable by Vodacom to
Telkom in terms of this clause 5.2.1.A, Telkom shall allocate and make payment of such amounts to each relevant CPP
 Operator whose services are accessed by the prefix 0880 from the PLMN.

5.2.1.A.4           Telkom may from time to time, following negotiations with the
CPP Operators, in writing notify Vodacom of a change to the
value of M as set out above. Upon receipt by Vodacom of the
aforesaid notice, Part E of Appendix 6 shall be deemed to be amended accordingly, provides that the notified change to the value of M does not:
5.2.1.A.4.1
5.2.1.A.4.2
exceed the amount per minute that Telkom pays over to
the CPP Operators for access to the CPP Services from
the PSTN; and
at the time of Telkom concluding negotiations with the
relevant CPP Operators, exceed the then current value of
M by a factor which is greater than the percentage year
on year increase in the Consumer Price Index for all
goods as published by the Department of Statistics from
time to time.
5.2.1.A.5          Changes to the value of M, notified by Telkom to Vodacom in accordance with 5.2.1.A.4, shall become effective and be
implemented on the first day of the Accounting Period that
the expiry of 28 days after the date of receipt by
of the said notice
5.2.1.A.6          If for any reason whatsoever, Telkom gives Vodacom" notice
 "that the agreement between Telkom and a particular CPP
Operator has come to an end, the provisions of this clause
5.2.1. A shall terminate in respect of such CPP Operator as from the date specified by Telkom in such notice. In the event of notification. as contemplated in this clause 5.2.1.A.6, the
Parties shall have no further recourse against one another,
except for the finalisation of billing procedures prior to the date of termination as aforesaid. "
4
By the annexure to each of the Interconnection Agreements of a new
Appendix 6 which is annexed to this Amendment Agreement No 3, marked
"A" in the case of the MTN Interconnection Agreement and "B" in the case of the Vodacom Interconnection Agreement, and initialled by the Parties.

SIGNED AT  PRETORIA

ON THIS  8th  DAY OF JULY
1998
AS WITNESSES:
/S/                                                                                          /S/
      for TELKOM SA LIMITED
/S/
SIGNED AT  SANDTON
AS WITNESSES:
/S/                                               /S/

/S/
ON THIS 14th  DAY OF  AUGUST
1998
MOBILE TELEPHONE NETWORKS
(PROPRIETARY) LIMITED
SIGNED AT SANDTON
AS WITNESSES:
/S/                                                                                           /S/

/S/
 ON THIS 21st  DAY OF JULY
1998
for VODACOM
(PROPRIETARY) LIMITED

APPENDIX 6
A
 INTERCONNECT FEES - NATIONAL CALLS ORIGINATING ON THE
PLMN AND CONVEYED ON THE PSTN (vide 5. 2. 1)
Rate Group 1
Rate Group 2
Rate Group 3
Monday to Friday
07:00 - 13:00

   Monday to Friday
  18: 00- 20:00

  Saturday
  07: 00- 12: 00
Monday to Friday
 20: 00- 07:00
0. 21
Rand per minute
0. 14
Rand per minute
0, 10 Rand per minute
 Saturday
 00:00 - 07:00

  Sat 13: 00 to
Mon 07: 00
B
DISCOUNTS ON INTERCONNECT FEES (NATIONAL CALLS)
(vide5. 2. 5)
    Total annual amount payable to Telkom by
    Vodacom (calculated from 1 June 1994) for
    National, International, T3VC and Community
    Service Calls
    R0 - 7, 5 Million
    R7, 5 - 15 Million
    R15 - 30 Million
   R30 - 40 Million
   R40 Million +
    Discount on Interconnect
    Fees referred to in 5. 2. 1
    of main body of
    Agreement
 0%
 2, 5%
 5%
 10%
 12,5%

INTERCONNECT FEE FOR THE CONVEYANCE BY TELKOM OF"
INTERNATIONAL CALLS ORIGINATING ON THE PLMN (vide 5. 3. 1)
Interconnect fee per minute =
Telkom
unit
charge
x 0. 83 x
                           60
Duration in seconds of metering period
at applicable international rate
 D
INTERCONNECT FEES FOR THE CONVEYANCE OF
INTERNATIONAL CALLS DESTINED FOR THE PLMN (vide 5. 3. 2)
Interconnect fee per minute = R0, 21
AMOUNTS PAYABLE FOR CALLS DESTINED FOR CPP PAGING
SERVICES ON THE
       Type of CPP Service
       Alpha numeric
       Tone and numeric
PSTN (vide 5. 2.1.A
     CPP Rate Group
    Rate Group 1
    Rate Group 2
1.
        Applicable hours
       Mondays to Sundays
       All hours
      Mondays to Sundays
      All hours
        Rate per minute
            R1. 65
           R0.87

 C
 E

AMENDMENT TO AGREEMENT
between
Telkom SA Ltd
and
 Vodacom (Pty) Ltd
hclb\g: \TELKOM INTERCONNECT_AMEND(01/08/21)

TABLE OF CONTENTS
1  RECORDAL          2
2  INTERPRETATION AND DEFINITIONS       2
3  INTERCONNECT RATE GROUPS        3
4  CHARGES AND PAYMENTS        3
5  EFFECTIVE DATE OF THIS AMENDMENT TO AGREEMENT                 1 5
6  SUSPENSIVE CONDITIONS                     15
7  WHOLE AMENDMENT                       16
hclb\g: \TELKOM INTERCONNECT_AMEND(01/08/21)

AMENDMENT TO INTERCONNECTION AGREEMENT
between
Telkom SA (Pty) Ltd
(hereinafter referred to as "Telkom")
and
Vodacom (Pty) Ltd
(hereinafter referred to as "Vodacom")
hclb\g: \TELKOM INTERCONNECT_AMEND (01/08/21) 1

1        RECORDAL
1.1
On 16 February 1994 Vodacom and MTN (Pty) Ltd
("MTN") respectively concluded Interconnection
Agreements with Telkom as well as subsequent
amendments thereto which Interconnection Agreements,
as amended, subsist.
1.2
The parties have agreed to amend the Interconnection
Agreement, as amended, subsisting between them ("the
Interconnection Agreement"), as set forth herein.
2        INTERPRETATION AND DEFINITIONS
2.1
In this Amendment to Agreement all words and phrases
defined in the Interconnection Agreement shall bear
corresponding meanings unless the context otherwise
clearly indicates.
2.2
All amounts set out in this Amendment to Agreement are
exclusive of Value Added Tax.
hclb\g: \TELKOM. INTERCONNECT_AMEND (01/08/21) 2

INTERCONNECT RATE GROUPS
3
The parties hereby agree that with effect from 1 November
2001 the following rate groups and time periods shall replace those currently provided for in Part A of Appendix 6 to the
Interconnection Agreement and apply to all National Calls
originating on the PLMN and conveyed on the PSTN, all
National Calls originating on the PSTN and conveyed on the
PLMN and to all International Calls destined for the PLMN:
 Peak  -
 Off-peak -
07: 00 to 20: 00 Mondays to Fridays
all other hours
CHARGES AND PAYMENTS
4
4.1
National Calls
4.1.1
National Calls originating on the PLMN
4.1.1.1
The parties hereby agree that with effect from
1 November 2001:
hclb\g. \TELKOM. INTERCONNECT AMEND (01/08/21) 3

4.1.1.1.1
The following interconnect rates (as
referred to in "B" of the formula set out
in clause 5.2.1 of the Interconnection
Agreement) will be payable to Telkom by
Vodacom and shall replace those
provided for in Part A of Appendix 6 to
the Interconnection Agreement:
    Peak - R0, 21 (twenty one cents) per
minute
    Off-peak - R0, 10 (ten cents) per
 minute
4.1.1.1.2             Save for the discount of 25% (twenty
five percent) in respect of Community
Service Calls which shall remain, the
discounts granted by Telkom to
Vodacom on the amounts payable by
Vodacom to Telkom in respect of
National Calls (as currently provided for
in clause 5.2.5.1 of the Interconnection
Agreement) shall no longer apply as from
1 November 2001.
hclb\g: \TELKOM. INTERCONNECT_AMEND (01/08/21) 4

4.1. 2   National Calls originating on the PSTN
4.1.2.1
The parties hereby agree that with effect from
1 November 2001:
4.1.2.1.1
The formula set out in clause 5.2.2 of
the Interconnection Agreement shall be
amended so as to equate "E" and "B"
and to remove all references to "C" and
"W".
4.1.2.1.2
The following interconnect rates (as
referred to in "B" of the formula set out
in clause 5.2.2 of the Interconnection
Agreement) shall be payable to Vodacom
by Telkom:
    Peak - R1, 23 (one Rand and twenty
three cents) per minute
    Off-peak - R0, 73 (seventy three
cents) per minute
hclb\g: \TELKOM. INTERCONNECT_AMEND (01/08/21) 5

4.1.2.1.3
Telkom shall maintain at least one retail
tariff offering to its customers connected
to. automatic and to manual exchanges
for National Calls made to the PLMN
from within the Territory in respect of
which
4.1.2.1.3.1
the nominal amounts it retains,
being the difference between the
published per minute retail tariffs
 charged by it to its customers for
National Calls made to the PLMN
from within the Territory and the
 interconnect rates payable to
Vodacom by Telkom (as set out in
clause 4.1.2.1.2), shall be no
greater than
    Peak - R0. 33 (thirty three cents)
per minute
    Off-peak - R0. 20 (twenty cents)
per minute
hclb\gATELKOM. INTERCONNECT_AMEND (01/08/21) 6

4.1.2.1.3.2
the sum of the nominal amounts it
retains and the interconnect rates
payable to Vodacom, as
aforementioned, shall constitute
Telkom's retail tariffs for such calls.
4.1.3
4.1.3.1
4.1.3.1.1
4.1.3.1.2
Non-discrimination: Interconnect rates and retail
tariffs
The parties hereby undertake
not to discriminate against one another
as far as the provision of interconnection
is concerned;
to treat one another no less favourably,
both in general and in particular as far as
interconnect rates are concerned, than
they treat other licensed providers of
public switched or public mobile cellular
telecommunication services; and
hclb\g: \TELKOM. INTERCONNECT AMEND (01/08/21) 7

4.1.3.1.3
that interconnect rates are not to exceed
retail tariffs for the provision of
equivalent services.
4.1.3.2
Notwithstanding the provisions of clauses
4.1.1.1.1 and 4.1.2.1.2, neither Telkom nor
Vodacom shall with effect from 1 November
2001 be obliged to pay the peak interconnect
rates as provided for in clauses 4.1.1.1.1 and
4.1.2.1.2 should such rates exceed
 4.1.3.2.1
the peak interconnect rates, related to
 the conveyance of all voice Calls,
provided to other licensed providers of
 public switched or public mobile cellular
 telecommunication services (excluding
interconnect rates related to the
conveyance of Community Service Calls,
or any other particular type of Call as
might be agreed between the parties); or
 4.1.3.2.2
relevant peak retail tariffs applying to all
voice Calls (excluding tariffs applying to
Community Service Calls, or any other
particular type of Call as might be agreed
 between the parties).
hclb\gATELKOM. INTERCONNECT_AMEND (01/08/21) 8

4.1.3.3
The relevant peak retail tariffs referred to in
clause 4.1.3.2.2, that are to be used for
comparative purposes, shall
4.1.3.3.1
be the tariffs as published by the
particular party;
4.1.3.3.2                                        be the tariffs applying to Calls made
during peak time, which for purposes
hereof is defined as 07: 00 to 19: 00
Mondays to Fridays (excluding public
holidays);
 4.1.3.3.3                                        be the minimum tariff that it is
theoretically possible for a customer to
pay for a one minute call. Such
minimum tariff shall be calculated taking
into account the total actual cost to the
customer and shall include all obligatory
ancillary charges, which shall be
allocated in total to the peak tariffs
provided for in the tariff offering
(whether billed on a monthly, annual or
other timed basis);
hclb\g: \TELKOM. INTERCONNECT_AMEND (01/08/21) 9

4.1.3.3.4
exclude all tariff offerings applying to
minutes of Calls as generated (calculated
per Accounting Period) in respect of
which the number of minutes is equal to
or less than 2% (two percent) of the
total number of minutes (calculated per
Accounting Period) of all National Calls
conveyed from the PSTN to the PLMN (in
respect of a Telkom tariff) or from the
PLMN to the PSTN (in respect of a
 Vodacom tariff);
4.1.3.3.5                                 exclude all tariff offerings which apply
 for a period of 60 days or less;
4.1.3.3.6                                 not be dependant on the manner in
which it may be packaged or whether
such tariffs are indicated as being
charged on per second or any other
unitized basis;
hclb\g: \TELKOM. INTERCONNECT_AMEND (01/08/21) 10

4.1.3.3.7
in respect of Vodacom be the tariffs
applicable to Calls originating on the
PLMN and destined for either Vodacom's
PLMN or the PLMN of a similarly licensed
PLMN Operator, whichever is the lower;
and
4.1.3.3.8
in respect of Telkom be the tariffs
applicable to Calls originating on the
PSTN and destined for either Telkom's
PSTN or the PSTN of a similarly licensed
PSTN Operator, whichever is the lower.
 4.1.3.4                             In the event of Vodacom or Telkom
 4.1.3.4.1                                        providing peak interconnect rates to
other licensed providers of public
switched or public mobile cellular
telecommunication services; or
4.1.3.4.2
offering its customers relevant peak retail
tariffs,
which are lower than the peak interconnect
rates provided for in clauses 4.1.1.1.1 and
4.1.2.1.2, the affected party shall deliver a
hclb\g: \TELKOM. INTERCONNECT AMEND (01/08/21) 11

notice in writing to the other party - advising
it of this occurrence and setting out in
reasonable detail the basis for its allegations --
whereafter the parties shall forthwith meet and
negotiate, in good faith, with a view to
adjusting the interconnect rates. Should the
parties fail, within 30 (thirty) days of receipt of
the notice, to reach agreement on appropriate
adjustments to be made to the interconnection
rates or to otherwise resolve the matter, same
shall be considered a dispute for purposes of
clause 30 of the Interconnection Agreement.
The affected party shall be entitled to reduce,
with effect from the date of deemed receipt of
the notice, the interconnect rates provided for
in clauses 4.1.1.1.1 and 4.1.2.1.2 to be equal
to the relevant peak interconnect rate provided
by the other party to another licensed provider
of public switched or public mobile cellular
telecommunication services, or to the peak
retail tariff offered by the other party to its
customers, provided that should final
resolution of the dispute not favour the
affected party it shall promptly pay any sum
found to be due, together with interest thereon
hclb\g: \TELKOM. INTERCONNECT_AMEND (01/08/21) 12

calculated at the prime overdraft rate charged
by the Standard Bank of South Africa Limited,
from time to time. Should Telkom be the
affected party, it shall during the relevant
period not be considered to be in breach of the
provisions of clause 4.1.2.1.3.
4. 2                  International Calls
 4.2.1                        International Calls originating on the PLMN
The parties hereby agree that the discount of 17%
(seventeen percent) currently granted to Vodacom
on Telkom's retail tariffs for International Calls shall
be increased to 25% (twenty five percent) with
effect from 1 November 2001. Thus, the factor of
"83" as provided for in the formula contained in
Part C of Appendix 6 to the Interconnection
Agreement shall be replaced with a factor of ". 75".
4.2.2
International Calls destined for the PLMN
The parties hereby agree that the interconnect rates
(the "applicable amount" as referred to in "K" of the
formula set out in clause 5.3.2 of the
hclb\g: \TELKOM. INTERCONNECT AMEND (01/08/21) 13

Interconnection Agreement) payable to Vodacom by
Telkom for the conveyance of International Calls
shall be and remain equal to the interconnect rates
payable to Vodacom by Telkom for National Calls
originating on the PSTN (as provided for in clause
4.1.2.1.2).
4.3
Review of Interconnect Fees and Retention Amounts
The interconnect rates provided for in clauses 4.1.1.1.1
and 4.1.2.1.2 as well as the retention amounts provided
 for in clause 4.1.2.1.3.1 shall remain unchanged until 31
December 2002, whereafter
    Telkom shall be entitled to increase the interconnect
rates referred to in clause 4.1.1.1.1 and the retention
amounts provided for in clause 4.1.2.1.3.1; and
    Vodacom shall be entitled to increase the interconnect
rates referred to in clause 4.1.2.1.2,
once a year with effect from 1 January of each year,
provided that notice of such increase is furnished by the
party effecting the increase to all other parties no later
than 30 September of the preceding year. Such increase
hclb\g: \TELKOM. INTERCONNECT_AMEND (01/08/21) 14

shall further be limited to an amount not exceeding the
higher of CPI or R0. 02 (two cents) and no carry-over of
increases from one year to another shall be permissible.
The party effecting the increase shall be responsible for
obtaining all approvals and authorizations as might be
necessary to enable it to do so. For purposes hereof CPI
shall mean the official Consumer Price Index as calculated
for the twelve-month period ending on 31 August of the
year preceding the increase.
EFFECTIVE DATE OF THIS AMENDMENT TO AGREEMENT
5.2
5.1                      This Amendment to Agreement shall come into effect on
1 November 2001.
The provisions of this clause 5 are subject to the provisions of clause 6 below.
SUSPENSIVE CONDITIONS
6.
1
This Amendment to Agreement is subject, in its entirety, to
the fulfilment of the following suspensive conditions:
hclb\g: \TELKOM. INTERCONNECT AMEND (01/08/21) 15
5
6

6.1.1
By 7 September 2001, Telkom and MTN signing an
identical agreement and, Telkom and Cell C (Pty) Ltd
signing an agreement, pertaining to interconnection,
on substantively the same terms and conditions as
contained in the Interconnection Agreement as
amended herein;
6.1.2                               By 1 5 October 2001, ICASA determining that it does
not object to the amendments set forth in this
Amendment to Agreement.
7
WHOLE AMENDMENT
 7.1                    This Amendment to Agreement comprises the entire
amendment to the Interconnection Agreement with regard
to the matters set forth herein, and no further amendment
or variation of the Interconnection Agreement with regard
to the matters set forth herein shall be of any force or
effect unless reduced to writing and signed by the parties
hereto.
hclb\g: \TELKOM. !NTERCONNECT_AMEND (01/08/21) 16

7.2
Insofar as this Amendment to Agreement does not effect
amendments to the remaining provisions of the
Interconnection Agreement such provisions shall remain of
full force and effect. The parties do, however, record their intention to further amend such Interconnection Agreement
inter alia to separate out interconnection and facilities
leasing, to incorporate the terms of this Amendment to
Agreement as well as previous amendments into one
document and to further bring such Agreement in line with
changed legislative, regulatory and other requirements.
hclb\g: \TELKOM. INTERCONNECT_AMEND (01/08/21) 17

SIGNED AT  PRETORIA

ON THIS  22nd  DAY OF AUGUST
2001
AS WITNESSES:
/S/                                                                                          /S/

/S/
      for TELKOM SA LIMITED
SIGNED AT  MIDRAND
AS WITNESSES:
/S/                                               /S/

/S/
ON THIS 4  OF  SEPTEMBER
2001

for VODACOM
(PROPRIETARY) LIMITED